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March 26, 2024

To the Stockholders of Townsquare Media, Inc.:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Townsquare Media, Inc. (the “Company”), which will be held by virtual meeting format at www.virtualshareholdermeeting.com/TSQ2024, on May 9, 2024 at 11:00 a.m., Eastern Daylight Time.

Information about the Annual Meeting, the nominees for election as directors and the other proposals to be voted on by stockholders is presented in the following notice of Annual Meeting and proxy statement.

Whether or not you plan to attend the Annual Meeting, please promptly vote your shares in advance of the Annual Meeting using the methods described in the accompanying proxy statement. It is important that your shares be represented. We hope you can join us at the Annual Meeting on May 9, 2024.

Sincerely,

Steven Price
Executive Chairman of the Board of Directors

One Manhattanville Road, Suite 202
Purchase, New York 10577
(203) 861-0900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 9, 2024, 11:00 a.m., Eastern Daylight Time

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Townsquare Media, Inc. (the “Company”) will be held by virtual meeting format at www.virtualshareholdermeeting.com/TSQ2024, on May 9, 2024 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

(1)To elect three Class I directors named in the accompanying proxy statement to our Board of Directors, each director to hold office until the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

(2)To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

(3)To approve the Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan.

(4)To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Stockholders of record at the close of business on March 12, 2024 are entitled to receive notice of, to vote at and attend the Annual Meeting and any adjournment or postponement thereof. To attend the virtual Annual Meeting, you must demonstrate that you were a stockholder as of the close of business on March 12, 2024 or hold a valid proxy from any such stockholder. The Annual Meeting will be completely virtual, conducted via live webcast at the website above. On that website, you will be able to vote your shares electronically, view the list of stockholders entitled to vote at the meeting and submit questions during the meeting. Details regarding how to attend and participate in the virtual meeting are more fully described in the accompanying proxy statement.

Sincerely,

Steven Price
Executive Chairman of the Board of Directors
Purchase, New York
March 26, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2024:
The accompanying proxy statement and annual report to stockholders are available free of charge at https://www.proxyvote.com

TOWNSQUARE MEDIA, INC.
One Manhattanville Road, Suite 202
Purchase, New York 10577
(203) 861-0900

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2024

Townsquare Media, Inc. (“Townsquare”, “Company,” “we,” “us” and “our”) has made this proxy statement (the “Proxy Statement”) and other materials available to you on the Internet or, upon your request, has delivered these materials by email or mail in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/TSQ2024, on May 9, 2024 at 11:00 a.m., Eastern Daylight Time, and for any postponement(s) or adjournment(s) thereof. This proxy statement and the accompanying form of proxy will be mailed to stockholders on or about March 26, 2024.

DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Townsquare’s Board consists of seven directors, which is the authorized number of directors established by the Board. The Board may change the size of the Board and fill any vacancies on the Board by resolution. The Board is divided into three classes, each serving staggered, three-year terms. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

Class I Director Nominees for Election to the Board

Listed below are the Class I director nominees for election, each of whom currently serves on the Board. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the three nominees named in this Proxy Statement. Each of the directors listed below has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected. Each director elected at the Annual Meeting will hold office until the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. Should any nominee be unable to accept nomination or election, the persons named as proxies may vote for a substitute nominee recommended by the Board. Alternatively, the Board may leave the position vacant or reduce the size of the Board.

Name	Class and Term	Age as of the Annual Meeting	Position with the Company
B. James Ford	Class I - 2024	55	Director
David Lebow	Class I - 2024	61	Director
Gary D. Way	Class I - 2024	66	Director

The Board and the Nominating and Corporate Governance Committee believe the skills, qualities, attributes and experience of Messrs. Ford, Lebow, and Way, together with the continuing members of the Board, provide the Company with business acumen and a diverse range of perspectives to engage each other and management to oversee and address effectively the Company’s evolving needs and represent the best interests of the Company’s stockholders. The biographies below describe the skills, qualities, attributes and experiences of Messrs. Ford, Lebow, and Way that led the Board and the Nominating and

Corporate Governance Committee to determine that it was in the best interests of the Company and its stockholders to nominate these directors.

B. James Ford. Mr. Ford joined Townsquare’s Board in 2010. Mr. Ford has been the Chairman of FRD, LLC, a merchant bank and family investment office, since July 2019. Mr. Ford has been a Senior Advisor of the Los Angeles Organizing Committee of the Olympic and Paralympic Games 2028 since 2016. Prior thereto, Mr. Ford was Managing Director and Portfolio Manager of Oaktree’s Global Principal Group where he was responsible for overseeing all activities of the Global Principal Group, including investment commitments and approvals, client relations and administrative and personnel-related matters. Mr. Ford joined Oaktree in 1996 and was involved in sourcing and executing a number of the firm’s most significant investments and led the group’s efforts in the media and energy sectors prior to being named a portfolio manager in 2006. He also served as a Senior Advisor to Oaktree from 2016 to 2017. Mr. Ford worked extensively with a variety of Oaktree portfolio companies, including serving on the boards of directors of numerous private and public companies. Mr. Ford earned a B.A. in Economics from the University of California at Los Angeles and an M.B.A. from the Stanford University Graduate School of Business. He serves as an active member of the Advisory Council of the Stanford Graduate School of Business, the Children’s Bureau, and the charity board of the Los Angeles Fire Department. Mr. Ford is qualified to serve on Townsquare’s Board due to his significant management, investment and financial experience and expertise in overseeing corporate governance matters as a result of his prior role at Oaktree and his service as a director of multiple public and private companies.

David Lebow. Mr. Lebow joined Townsquare’s Board in 2010. Mr. Lebow is Chief of Staff at Draft Kings, Inc. Prior to joining Draft Kings in April 2018, Mr. Lebow was an investor, advisor and independent management consultant. Previously, Mr. Lebow was Chief Revenue Officer at YP, overseeing a 3,000-person sales organization, until April 2017. Prior to joining YP in December 2012, Mr. Lebow served as President-Revenue of Group Commerce in NYC, a role he assumed in June 2011. He served as Acting Chief Executive Officer and a director of Oberon Media, Inc. from October 2010 through February 2011 and served as Chief Executive Officer/President of Internet Broadcasting Systems, from July 2007 through June 2010. He also served as a board member of Internet Broadcasting Systems. Mr. Lebow was Executive Vice President and General Manager of AOL Media Networks from 2002 to 2007. He served as senior vice president of Emmis Communications, a diversified media company. He also oversaw media properties for AMFM/Chancellor Media. In January 2010, he was elected to the Ithaca College Board of Trustees where he served as Vice Chairman. Mr. Lebow graduated from Ithaca College in 1983 with a degree in broadcast communications management. Mr. Lebow is qualified to serve on Townsquare’s Board due to his substantial experience in the Company’s industry and his significant management experience.

Gary D. Way. Mr. Way joined Townsquare’s Board in January 2023. Mr. Way retired in October 2020 from his role as General Counsel of the Jordan Brand, a division of NIKE, Inc. (“NIKE”) (NYSE: NKE), having served in such capacity since February 2017. Additionally, he served as Counsel and Secretary to the Jordan Advisory Board from its establishment in 2019 until his retirement in 2020. Prior to his service at the Jordan Brand, Mr. Way served as a member of the NIKE Corporate Leadership Team from 2013 to 2017, the Vice President and Global Counsel of the worldwide NIKE Sports Marketing organization from 2013 to 2017, and from 2007 to 2017 was a member of the NIKE Legal Department Leadership Team and headed the department’s Sports Marketing Center of Excellence. Prior to joining NIKE in 1996, Mr. Way served in the Legal Department of the National Basketball Association for ten years after previously serving as a litigation associate at Haight, Gardner, Poor & Havens in New York City. Mr. Way currently serves on the boards of several nonprofit organizations, including as a member of the Board of Trustees of the New York University School of Law Foundation, the Dean’s Advisory Council at the Rutgers School of Arts and Sciences where he chairs its Marketing Subcommittee, and the Board of Advisors of the National Sports Law Institute at Marquette University Law School. Mr. Way received a B.A. in English from Rutgers College, was a Distinguished Military Graduate of the Rutgers University ROTC program, and commissioned into the U.S. Army Reserve-Military Police Corps. Mr. Way earned a J.D. from the New York University School of Law, and completed the Directors’ Consortium program at the Stanford Graduate School of Business. Mr. Way is qualified to serve as a director due to his extensive experience with enterprise risk management, business growth and transformation, as well as his ample corporate legal experience.

Directors Continuing in Office

The following sets forth information regarding the Company’s directors continuing in office. The biographies below describe the skills, qualities, attributes and experiences of the continuing directors that led the Board and the Nominating and Corporate Governance Committee to determine that it is appropriate for these directors to continue their service on the Board.

Name	Class and Term	Age as of the Annual Meeting	Position with the Company
Gary Ginsberg	Class II - 2025	61	Director
Stephen Kaplan	Class III - 2026	65	Director
Steven Price	Class II - 2025	62	Executive Chairman of the Board
Bill Wilson	Class III - 2026	55	Chief Executive Officer & Director

Gary Ginsberg. Mr. Ginsberg joined Townsquare’s Board in 2010. Mr. Ginsberg was the Senior Vice President and Global Head of Communications for Softbank Group Corp. from November 2018 to December 2020. Previously, Mr. Ginsberg was Executive Vice President of Corporate Marketing and Communications at Time Warner Inc. Before joining Time Warner in February 2010, Mr. Ginsberg was the Executive Vice President of Global Marketing and Corporate Affairs at News Corporation. Mr. Ginsberg coordinated and executed News Corp.’s global marketing and investor relations programs, as well as its corporate affairs, strategic communications and philanthropic efforts. Mr. Ginsberg joined News Corporation in 1999 as Executive Vice President of Corporate Communications. He was appointed to News Corp.’s Executive Management Committee in 2000 and to the seven-member Office of the Chairman in 2007. Prior to News Corp., Mr. Ginsberg was a managing director at the New York-based strategic consulting firm of Clark & Weinstock. Previously, he was a senior editor and counsel at George, the monthly political magazine, and a former Assistant Counsel to President Clinton. Mr. Ginsberg began his professional career as an attorney with Simpson Thacher & Bartlett. Mr. Ginsberg has served on the board of directors of Schrödinger, Inc. (NASDAQ: SDGR) since April 2020, and currently serves on the audit committee. Mr. Ginsberg served on the board of directors of Synacor, Inc. (NYSE: SYNC) from December 2011 to June 2020. He is a graduate of the Columbia University School of Law, where he was a Harlan Fiske Stone Scholar. He received his undergraduate degree magna cum laude from Brown University, where he was elected to Phi Beta Kappa. Mr. Ginsberg is qualified to serve on Townsquare’s Board due to his substantial operational and management experience in the Company’s industry, his strong background in corporate strategy and business development, and his public company Board experience.

Stephen Kaplan. Mr. Kaplan joined Townsquare’s Board in 2010. Mr. Kaplan is Chairman of Nalpak Capital, a private investment firm that he founded in May 2017. Mr. Kaplan served as an Advisory Partner of Oaktree Capital Management L.P. (“Oaktree”) from January 2017 until December 2019, and prior to that he was a Principal and head of Oaktree’s Special Situations Group. Mr. Kaplan joined Oaktree in 1995, having previously served as a managing director of TCW and portfolio manager in the TCW Special Credits Group. Prior to joining TCW in 1993, Mr. Kaplan was a partner with the law firm of Gibson, Dunn & Crutcher. He previously served on the boards of Oaktree Capital Group, LLC, Regal Entertainment Group, Alliance HealthCare Services, Inc. (formerly Nasdaq: AIQ), Genco Shipping and Trading Ltd. (NYSE: GNK), and General Maritime Corporation (formerly NYSE: GMR). In addition, he currently serves on the boards of several private companies and nonprofit organizations, including the UCLA Jonsson Comprehensive Cancer Center Foundation and the New York University School of Law Foundation. Mr. Kaplan graduated with a B.S. degree in political science summa cum laude from the State University of New York at Stony Brook and a J.D. from the New York University School of Law. Mr. Kaplan is qualified to serve on Townsquare’s Board due to his substantial management, finance, public company board and legal experience.

Steven Price. Mr. Price co-founded Townsquare in May 2010. He served as the Company’s Chief Executive Officer from its founding in 2010 through October 2017, and has served as its Executive Chairman since October 2017. He is also Co-Founder & CEO of 25Madison, a startup studio that invests in and accelerates early-stage startups. Prior to co-founding FiveWire Media Ventures, LLC, an entity formed in 2008 for the purposes of investing in the Company ("FiveWire"), Mr. Price was a Senior Managing Director at New York-based private equity firm Centerbridge Partners from 2006 to January 2009 and, before that, he held a similar position at Spectrum Equity Investors from 2004 to 2006. Before joining the private equity business, Mr. Price served in the Pentagon as Deputy Assistant Secretary of Defense (Spectrum, Space, and Communications) from 2001 to 2004. Prior to joining the Pentagon, he served as President and CEO of LiveWire Ventures from 1998 to 2001, a software and services company he founded in 1998 with Mr. Rosenstein. Mr. Price was also formerly the President and CEO of PriCellular Corporation, a publicly traded cellular phone operator focused on small to mid-sized markets, which was sold in 1998 for $1.4 billion. Earlier in his career, Mr. Price worked as an attorney at Davis, Polk & Wardwell and as an investment banker at Goldman Sachs. Mr. Price graduated magna cum laude from Brown University where he was elected Phi Beta Kappa, and earned a J.D. from the Columbia University School of Law. Mr. Price is qualified to serve on Townsquare’s Board due to his substantial operational and management experience in the Company’s industry, including seven years as Chief Executive

Officer of the Company, his public company board and management experience, and his extensive investment and entrepreneurial experience.

Bill Wilson. Mr. Wilson joined Townsquare’s Board in March 2018. Mr. Wilson joined Townsquare in September 2010 and, prior to his appointment as Chief Executive Officer in January 2019, served as Co-Chief Executive Officer beginning in October 2017. Prior to his appointment as Co-Chief Executive Officer, Mr. Wilson served as Executive Vice President and Chief Content & Digital Officer of the Company since September 2010. Previously, Mr. Wilson was President of AOL Media from 2006 to May 2010 where he had overall responsibility for AOL’s global content strategy. In his nine years at AOL, he also served in a number of roles including President, AOL Programming & Studios and Executive Vice President, AOL Programming. Under his leadership, AOL’s content sites grew to reach more than 75 million monthly unique visitors domestically and over 150 million worldwide. Prior to joining AOL in 2001, Mr. Wilson served as Senior Vice President for Worldwide Marketing at Bertelsmann Music Group (BMG), which he joined in 1992, and was responsible for worldwide marketing including artist, digital and non-traditional marketing across more than 50 countries for the world’s biggest artists including Dave Matthews Band, OutKast, Foo Fighters, Whitney Houston, Annie Lennox, Santana and numerous major recording artists over his tenure at BMG. Mr. Wilson started his career at BMG subsidiary Arista Records under the guidance of Clive Davis and Richard Sanders, where he was a product manager working with artists across numerous genres including Notorious B.I.G., TLC, Sarah McLachlan, Kenny G and Spiritualized. Mr. Wilson won an Emmy Award in 2006 for the record setting Live 8 program and was named to the Hollywood Reporter’s “Digital Power List” in 2008, which profiles the 50 people who most influence the creation and distribution of content online. In addition, he was profiled in Crain’s New York Business’ “40 under Forty” and Billboard’s “Power Players” in Digital Entertainment in 2005, as well as Hollywood Reporter’s “Next Generation” in 2003, and Radio Ink’s “Most Powerful in Radio” in 2018, 2019, 2020, 2021, and 2022. Mr. Wilson was voted the Radio Board Chair of the National Association of Broadcasters (“NAB”) in June 2021, after serving on the Executive Board of the NAB since 2020 and previously serving as an NAB Board Member. Mr. Wilson was also recently recognized as 2021 “Executive of The Year” by Radio Ink. Mr. Wilson graduated summa cum laude from the State University of New York at Stony Brook with a B.A. in economics and a B.S. in business management and earned a M.B.A. with honors in finance and marketing from Rutgers University’s Graduate School of Management. As our Chief Executive Officer (or Co-Chief Executive Officer) since October 2017, and our Executive Vice President, Chief Content and Digital Officer prior to that, with responsibility for management of our digital operations, Mr. Wilson contributes critical knowledge to the Board regarding day-to-day operations, operational and financial goals, strategies and performance, effectiveness of the management team, and the corporate culture of the Company.

Board Diversity Matrix (as of March 26, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	7	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Part III: Other
Are Military Veterans	1
Have Disabilities	—
Identify as Middle Eastern	—

Corporate Governance

Director Independence. The Board has undertaken a review of the independence of each director. There are no family relationships among the Company’s executive officers and directors.

Based on information provided by each director concerning his background, employment, and affiliations and other information known by the Board, the Board has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that five of our seven directors (Mr. Ford, Mr. Ginsberg, Mr. Kaplan, Mr. Lebow and Mr. Way) do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), and the listing standards of the NYSE. Mr. Wilson and Mr. Price are employed by us and therefore are not independent directors.

The Board also determined that all Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee members are independent under the additional independence rules of the NYSE and SEC rules for such membership. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence.

Board Leadership Structure. Our Chief Executive Officer is Bill Wilson. Steven Price, one of our founders and formerly our Chief Executive Officer, serves as Executive Chairman of our Board, presides over meetings of the Board, and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of our Board. The Company believes that this leadership structure is appropriate in light of the valuable insight Mr. Price brings to the Company and our Board based on his perspective and experience as one of our founders and our former Chief Executive Officer, as well as his substantial experience in the Company’s industry. Although the Company does not have a lead independent director, the Board has determined that five of the seven members of our Board are independent and all committees of the Board, with significant oversight responsibilities, are fully independent. Further, regular meetings of our Board generally include an executive session of our independent directors without management present. Mr. Ginsberg presides over such executive sessions.

Meetings of the Board and Attendance. The Corporate Governance Guidelines provides that all directors are expected to attend all meetings of the Board and of Board committees on which they serve, and are encouraged to attend the annual meetings of stockholders. The Board held a total of five meetings during 2023. During 2023, each member of the Board attended at least 75% of the meetings of the Board and all committees of the Board on which he served, except that one member of the Audit Committee missed one meeting. Of the seven directors then in office, five (5) directors attended our 2023 annual meeting of stockholders.

Board Committees. The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee that operate under written charters adopted by the Board. These charters and the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and Code of Ethics are available at www.townsquaremedia.com/equity-investors/corporate-governance-documents.

The following table sets forth the standing committees of the Board and their members as of the date of this Proxy Statement. Messrs. Wilson and Price do not currently serve on any standing committees.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
B. James Ford	Chair	Chair	—
Gary Ginsberg	Member	Member	Member
Steven Kaplan	—	—	Chair
David Lebow	Member	Member	Member
Gary Way	—	—	—

Audit Committee. The Audit Committee is responsible for, among other matters: (1) the sole authority in appointing, compensating; retaining, evaluating, terminating and overseeing the Company’s independent registered public accounting firm; (2) discussing with the Company’s independent registered public accounting firm the scope and results of their audits; (3) approving (including pre-approving, as required) all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm; (4) overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm, and approving as necessary, the interim and annual consolidated financial statements that the Company files with the SEC and related earnings releases; (5) reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls, including disclosure controls and procedures and internal control over financial reporting, and compliance with legal and regulatory requirements; (6) overseeing the performance of the Company’s internal audit function; (7) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (8) reviewing and approving related person transactions; and (9) overseeing the adequacy and effectiveness of the Company’s information security policies and practices and the internal controls regarding information security, including those concerning data privacy and cybersecurity. The Audit Committee may form and delegate authority to subcommittees as appropriate.

The Board has determined that Mr. Ford meets the definition of an audit committee financial expert and that each of the Audit Committee members meets the requirements for financial literacy under the applicable requirements of the SEC and the NYSE. The Audit Committee met four times during 2023. The Audit Committee also prepared the Audit Committee Report included in this Proxy Statement.

Compensation Committee. The Compensation Committee is responsible for, among other matters: (1) reviewing key employee compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of the Company’s directors, chief executive officer and other executive officers; (3) reviewing and approving employment, severance and change in control agreements and other similar arrangements between the Company and its executive officers; and (4) administering the Company’s stock plans and other incentive compensation plans. The Compensation Committee may form and delegate authority to subcommittees as appropriate. The Compensation Committee met one time during 2023, and also acted by unanimous written consent.

In determining the compensation of executive officers other than Messrs. Wilson and Rosenstein, the Compensation Committee receives significant input from Messrs. Wilson and Rosenstein and leadership in the human resources department. Messrs. Wilson and Rosenstein have the most involvement in, and knowledge of, the Company’s business goals, strategies and performance, the overall effectiveness of the management team and each person’s individual contribution to the Company’s performance. No person provides input with respect to his or her own compensation. Management also provides the Compensation Committee with information regarding the individual’s experience, current performance, potential for advancement, and other subjective factors. The Compensation Committee retains the discretion to modify the recommendations of management and reviews such recommendations for their reasonableness based on individual and Company performance, internal pay equity and market information.

The Compensation Committee has the sole authority to engage outside advisors and establish the terms of their engagement, including compensatory fees. In connection with any engagement, the Compensation Committee reviews the independence of each outside advisor, based on the factors identified in the listing standards established by the NYSE, as well as any other factors it deems appropriate.

The Compensation Committee re-engaged Willis Towers Watson PLC (“WTW”) in 2023 as its compensation consultant. See “Named Executive Officer Compensation” for further information. The Compensation Committee’s determination to engage WTW and approve the terms of their engagement was made independently from the Company’s management. Upon engagement, the Compensation Committee worked with management to determine the compensation consultant’s responsibilities and direct its work product, although the Compensation Committee was responsible for the formal approval of the work plan. During 2023, WTW provided guidance with respect to annual and long-term incentive design issues and valuation work for certain equity awards. The Compensation Committee has determined there are no conflicts of interest raised by the work of WTW.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other matters: (1) identifying and recommending candidates for membership on the Board, including evaluating any nominees recommended by stockholders; (2) reviewing and recommending the composition of Board committees; (3) overseeing the Company’s compliance with ethics policies; (4) making recommendations to the Board concerning governance matters; and (5) overseeing the annual Board and committee evaluations. The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees as appropriate.

The Nominating and Corporate Governance Committee did not formally meet during 2023. After the end of the fiscal year ended December 31, 2023, the Nominating and Corporate Governance Committee recommended to the full Board the nominees named in this Proxy Statement for reelection to the Board.

Considerations in Evaluating Director Nominees. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees, including recommendations from the Board, management, and stockholders. In its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider the current size and composition of the Board and the needs of the Board and the respective committees of the Board. Some of the qualifications that the Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to the Board and the management of the Company based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and committee responsibilities.

Members of the Board are expected to prepare for, attend, and participate in all Board and applicable committee meetings.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders. Although the Board does not maintain a specific policy with respect to Board diversity, the Board believes that it should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints.

The Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee recommends to the full Board the director nominees for election.

The Nominating and Corporate Governance Committee will evaluate nominees recommended by the stockholders against the same criteria that it uses to evaluate other potential nominees. See “General Information - What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2025 annual meeting of stockholders?” for further information. The Company did not receive any recommendations for director nominees from stockholders for the Annual Meeting.

Risk Oversight. The Board oversees the Company’s risk management primarily through the following:

Among the Board:

•Review and approval of management’s annual business plan and budget, including projected opportunities and challenges facing the business, and review of management’s strategic and liquidity plans.
•Periodic review of business developments, strategic plans and implementation, liquidity, and financial results.
•Oversight of capital spending and financings as well as acquisitions, divestitures and investments.
•Oversight of dividend distribution as part of liquidity review.
•Oversight of succession planning.
•Oversight of 6.87% Senior Secured Notes Due 2026 repurchase program.
•Executive sessions consisting solely of the non-management and independent directors.
•Oversight of stockholder engagements and certain risk analysis (e.g., interest rates, artificial intelligence, and inflation).

Among the Audit Committee:

•Oversight of the Company’s significant financial risk exposures (including credit, liquidity, legal, regulatory, and other contingencies), accounting and financial reporting, disclosure control and internal control processes, cybersecurity, the internal audit function, the legal compliance function and the whistleblower hotline reporting processes in relation to accounting matters.

Among the Compensation Committee:

•Review and approval regarding executive officer compensation and its alignment with the Company’s business and strategic plans, and the review of compensation plans generally and the related incentives, risks and risk mitigants.

Human Capital Management. Our most important core value is “You Matter.” We are not just a company; we are a team. “You Matter” means that every employee has an impact on our success, and it is our obligation to provide each employee with the tools, resources and leadership required to succeed and achieve our goals. We believe that if we work together to train, develop and reward our employees in ways that acknowledge performance, abilities and contributions, we will all grow together and share our individual and collective success.

Diversity, Equity and Inclusion

Race, background, age, gender, sexual orientation, religion, physical ability, perspective and life experience are all important elements of each and every one of our team members. We embrace this diversity because we care about our team members and because these individual perspectives contribute a wealth of knowledge, talent and experience that ultimately benefit the Company. We have work to do, but our goal is for everyone in the Company to be seen, heard and valued. We will accomplish this through increased awareness and empathy around the challenges faced by one another and by making diversity part of our culture and not just an initiative. To this end, in 2022, we created a Black Employee Resource Group, or B.E.R.G., with a mission to foster networking, professional development, mentoring and leadership opportunities with a focus on recruitment, retention, learning and development of Black people at Townsquare. Townsquare has also instituted diversity trainings for newly hired employees as well as ongoing trainings during employment. Townsquare's mission is to enhance the communities we serve and use our influential voices to improve and support all members of those communities.

Talent Recruitment, Retention and Engagement

Our ability to identify, hire, develop, motivate and retain our talent is critical to the future success and continued growth of our business. Once a year, we conduct a survey of our entire employee population to measure the key drivers of engagement and assess employee perception. Management uses the results of these annual surveys to identify priorities for workplace improvements. We seek to provide a desirable work environment with competitive compensation and benefits packages, and create a collaborative culture that is focused on a team mentality and gives each individual the means to succeed and contribute to the company’s overall success. We provide a variety of health and insurance benefits, including:

•Employer sponsored health insurance;
•Company provided life insurance;
•Pet insurance;
•Paid sick, holidays and vacation;
•Volunteer time off;
•401(k) plan, with matching reinstituted in 2022;
•Nonqualified employee stock purchase plan (launched January 1, 2022);
•Employee assistance program; and
•Employee discount program.

Talent Development and Recognition

Through Townsquare University, our in-house training platform led by our Senior Vice President, Digital Sales and Training, we provide extensive training to our newly-hired employees and further training for any newly-promoted managers, with the goal of promoting better decision-making, building better teams and strengthening the skills of the future leaders of the Company. We highlight the accomplishments and tenure of our employees through our Employee of the Month program, celebrating work anniversaries through recognition in our monthly employee newsletter and our Presidents Club, which provides awards and benefits for top sales performers.

Employee Health and Wellness

We offer a host of employee health and wellness initiatives. In May of 2021, Townsquare began offering a “Mental Health Advocacy Employee Resource Group” that meets monthly and offers employees an opportunity to network with co-workers, receive support from colleagues, and provide support to each other with the focus being the importance of mental health to total wellbeing, and to break the stigma that oftentimes surrounds the topic of mental health. The “Wellness Coach” app and web-platform to which Townsquare has an “Enterprise” account subscription, is oftentimes used during the monthly employee resource group meeting to access short videos to proactively utilize holistic wellness content.

In September of 2021, we launched what has become a very successful monthly “Townsquare Employee Wellness Series Live Event” featuring a presentation by credentialed speakers on a variety of health and wellness topics, including the importance of adequate sleep/relaxation, consuming a balanced diet, stress management, taking time for fitness, etc. In addition, we publish the “TSM Insider” e-Newsletters. These are regular communications sent out to employees via email company-wide to promote national health and wellness initiatives and available resources, such as Mental Health Awareness Month in May, Suicide Prevention Awareness Month in September.

We also offer the Cigna Employee Assistance Program (“EAP”), which gives 24/7 access to licensed therapists via telephonic intake, as well as up to five annual in-person sessions with a counselor. The EAP benefit also extends to “Talkspace” online therapy, offering virtual visits with a licensed mental health professional. Additionally, through Cigna Behavioral Health, a minimum of two monthly live webcast seminars are offered to all employees year-round that encompasses a range of topics around well-being and productivity. A recording of the webinars are available on Cigna’s seminar portal for on-demand playback at any time to our employees.

Code of Business Conduct and Ethics and Code of Ethics. The Company has adopted a written Code of Business Conduct and Ethics (“Code of Business Conduct”) which applies to all of its directors, officers and other employees, including its principal executive officer, principal financial officer and controller. In addition, the Company has adopted a written Code of Ethics for the Chief Executive Officer and Senior Financial Officers (“Code of Ethics”) which applies to its principal executive officer, principal financial officer, controller and other designated members of the Company’s management. Copies of each code are available on the Company’s corporate website at www.townsquaremedia.com/equity-investors/corporate-governance-documents. The Company will provide any person, without charge, upon request, a copy of the Company’s Code of Business Conduct and Code of Ethics. Such requests should be made in writing to the attention of General Counsel at the following address: One Manhattanville Road, Suite 202, Purchase, New York 10577. Any substantive amendments to the Code of Ethics, or waiver from a provision of the Code of Ethics required to be disclosed by the NYSE or SEC, will be posted on the Company’s website at www.townsquaremedia.com/equity-investors/corporate-governance-documents.

Insider Trading Policy; Prohibition on Hedging. Our Insider Trading Policy is designed to inform, educate and create reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. The policy prohibits the trading of our securities on the basis on material nonpublic information, establishes regular blackout periods when directors, executive officers and other specified persons are prohibited from trading in our securities, and requires legal compliance for any insider trading plans intended to rely on the affirmative defense against insider trading liability in accordance with Rule 10b5-1 under the Exchange Act. The Company’s Insider Trading Policy prohibits our employees (including officers) and directors from purchasing, selling or engaging in any other transaction involving any derivative securities related to any equity securities of the Company, including any option, warrant, convertible security or similar security with an exercise or conversion price or other value related to the value of any equity security of the Company. This prohibition does not, however, apply to any derivative security received by employees pursuant to a Company compensatory or benefit plan, contract or arrangement.

Majority Voting Policy with Rejectable Resignation for Uncontested Director Elections. As set forth in our Corporate Governance Guidelines, if any nominee for director receives a greater number of votes “withheld” than “for” in an uncontested election, such director must promptly tender his or her resignation conditioned on Board acceptance following certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider the resignation offer and, within 60 days following certification of the stockholder vote, recommend to the Board whether to accept such resignation. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote and promptly disclose its decision and rationale for accepting or rejecting the resignation in a public announcement.

Communications with the Board. Any matter intended for the Board, committee of the Board, or for any individual member or members of the Board, should be directed by an interested party or stockholder to the Company’s Secretary at One Manhattanville Road, Suite 202, Purchase, New York 10577, with a request to forward the communication to the intended recipient or recipients. In general, any communication delivered to the Company for forwarding to the Board or specified Board member or members will be forwarded in accordance with the instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Limitations on Board Service. The Board does not believe that its members should generally be prohibited from serving on boards and/or committees of other organizations, and the Board has not adopted any guidelines limiting such activities. However, prior to becoming a director of another public company, a director shall notify the Chair of the Nominating and Corporate Governance Committee and the Chairman of the Board and Chief Executive Officer to address whether the aggregate number of directorships held by such director would interfere with his or her ability to carry out his or her responsibilities as a director of the Company. Additionally, the Audit Committee will be informed if there is concern that any directorship with another company might create a conflict of interest. In the event that the Board determines that the additional directorship constitutes a conflict of interest or interferes with such director's ability to carry out his or her responsibilities as a director of the Company, such director, upon the request of the Board, shall either offer his or her resignation or not accept the other directorship.

Stockholders and Other Interested Parties. The Company actively engages with, and receives feedback from, stockholders and other interested parties on a variety of topics throughout the year. In 2023, we participated in approximately 5 investor conferences and over 73 investor meetings. Additionally, on an ongoing basis, we communicate with interested parties through disclosures in our SEC filings, press releases, annual reports, and our Company website, and respond to follow-up inquiries to the extent permitted under applicable law and NYSE regulations.

DIRECTOR COMPENSATION

The Compensation Committee is authorized to establish the amount and form of compensation to be paid to directors.

Non-Employee Director Compensation

The Compensation Committee has designed the non-employee director compensation program to attract and retain qualified independent and other non-employee directors to serve on the Board and to further align their interests with stockholders. The non-employee director compensation program in effect for 2023 service initially was implemented in 2018, and consists of an annual cash retainer for Board service, an annual cash retainer for Committee Chair leadership, and an annual equity award. In recent years, the Compensation Committee has analyzed peer group and general industry data to determine whether any program changes were warranted. As further described below, the Compensation Committee approved a revised non-employee director compensation program effective January 1, 2023.

Cash and annual equity retainers are made in arrears, with cash payments made in full and equity awards granted in the first quarter of the year immediately following for Board and Committee service in the applicable year. In accordance with SEC rules, the 2023 Director Compensation Table includes the annual cash retainers paid in January 2024 for 2023 service, and the annual equity awards granted in January 2023 for 2022 service. The annual equity awards granted in January 2024 for 2023 service will be included in the Director Compensation Table for 2024.

The Compensation Committee grants restricted shares of the Company’s Class A common stock (“Restricted Stock”) to the non-employee directors, subject to continued service through the grant date. Such Restricted Stock vests in full on the first anniversary of the grant date, subject to continued service through the vesting date. The number of shares of Restricted Stock granted is determined based on the closing price of the Company’s Class A common stock on the trading day immediately prior to the grant date; therefore, such grant value may not equal the grant date fair value in the 2023 Director Compensation Table below, which is calculated using the closing trading price on the grant date.

The non-employee director compensation program in 2023 (for 2022 Board and Committee service) and 2024 (for 2023 Board and Committee service) is set forth below.

Component	2023 ($)	2024 ($)
Annual Cash Retainer – Board	70,000	70,000
Annual Cash Retainer – Committee Chair	25,000	25,000
Annual Equity Grant – Restricted Stock	130,000	130,000

Non-Employee Director Compensation in 2023 (for 2022 Service)

Cash Retainer. The annual cash retainers were paid in full in January 2023.

Equity. In February 2022, the Compensation Committee granted Restricted Stock awards.

Review of Benchmarking Data. In the third quarter 2022, the Compensation Committee engaged WTW, its independent compensation consultant, to conduct a benchmarking study of the non-employee director compensation program. WTW reviewed data from the Compensation Committee’s peer group for executive compensation and a general industry group. Based on such benchmarking, the Compensation Committee determined to increase the non-employee director compensation program effective in 2023 for 2022 Board and Committee service to align the program near the market median for the peer group and general industry group.

WTW noted that the total direct compensation for non-employee directors (consisting of the annual cash retainer (Board) and annual equity grant) was below the 25th percentile of the peer group and the general industry group. The Compensation Committee determined to increase the non-employee director compensation program effective in 2023 for 2022 Board and Committee service to align the program near the market median for the peer group and general industry group. In addition, the Compensation Committee approved stock ownership guidelines for the non-employee directors that also were aligned with the peer group median, as described further below.

Non-Employee Director Stock Ownership Guidelines. In connection with the revised 2023 compensation program, the Compensation Committee approved stock ownership guidelines for the first time for non-employee directors to further align their long-term interests with stockholders, to mitigate risk of focusing on short-term gains at the expense of long-term value, and to enhance an ownership-based culture focused on long-term growth and success.

The stock ownership guidelines require non-employee directors to hold an aggregate value of qualifying shares equal to three times the annual cash retainer for Board service (equal to $210,000 as of the date hereof). Such ownership will be measured annually as of the first trading day of each calendar year, based on the closing price of the Company’s Class A common stock on the prior trading day. Non-employee directors generally must achieve the ownership requirement within five years of becoming subject to the guidelines, and must retain 33% of the cumulative shares granted under the non-employee director compensation program, with specified exceptions for payment of the exercise price of stock options and tax withholding for equity awards. Of particular note, stock options and unvested performance-based equity are not considered qualifying shares.

Non-Employee Director Compensation in 2024 (for 2023 Service)

Cash Retainer. The annual cash retainers were paid in February 2024.

Equity. The Compensation Committee granted the Restricted Stock awards in January 2024.

2023 Director Compensation Table

The table below summarizes the director compensation earned or paid to Mr. Ford, Mr. Ginsberg, Mr. Kaplan, Mr. Lebow, Mr. Price, and Mr. Way for 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)		All Other Compensation ($)(3)		Total ($)
B. James Ford	$120,000	$130,003	$—		$18,439		$268,442
Gary Ginsberg	70,000	130,003	—		18,439		218,442
Stephen Kaplan	95,000	130,003	—		18,439		243,442
David Lebow	70,000	130,003	—		18,439		218,442
Steven Price (4)	350,000	—	1,582,500	(5)	89,158	(6)	2,021,658
Gary D. Way	70,000	—	—		—		70,000
(1)    Reflects the cash retainer paid in the first quarter of 2024, representing services provided in 2023.
(2)    Reflects the grant date fair value of the Restricted Stock granted in January 2023 (representing 2022 services) determined in accordance with ASC 718, which was the closing price of the Company’s Class A common stock on the day prior to the grant date multiplied by the number of shares subject to the award. This stock award column does not include the value of dividends paid on unvested restricted stock, which are included in this table under “All Other Compensation.”
(3)    This column includes dividends issued on unvested restricted stock, as applicable.
(4)    Mr. Price’s annual salary was reduced to $350,000, effective March 14, 2023. See “2023 Director Compensation Table – Executive Director Compensation.”
(5)    Reflects stock options to purchase Class A common stock granted March 2023. The options contain market conditions whereby the options will vest and become exercisable subject to the achievement of a specified volume weighted average trading price ("VWAP") during a seven-year performance period of the Company’s common stock and continued employment through the performance period. The amounts reflect the grant date fair value of stock options granted during 2023. The grant date fair value of stock options granted in 2023 was determined in accordance with ASC 718 using the Monte Carlo option pricing model and valuation assumptions specified in Note 11 - Stockholders' Equity of our financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 15, 2024.
(6)    Includes the cost of insurance premiums for health insurance in the amount of $61,966.

Executive Director Compensation

In connection with Steven Price’s appointment as Executive Chairman of the Board in October 2017, he and the Company entered into a letter agreement (the “Executive Chairman Agreement”) that provides for an annual base salary of $500,000. The Executive Chairman Agreement provides that upon cessation of Mr. Price’s service as Executive Chairman, all of his unvested stock options will vest and remain exercisable for five years (or if earlier, until the stated term of the award). Under the terms of the Executive Chairman Agreement, Mr. Price is subject to customary non-solicitation and non-competition covenants for the duration of his service as Executive Chairman and for a period of twelve months and six months thereafter, respectively. On December 9, 2019, the Company entered into a letter agreement with Mr. Price, amending the Executive Chairman Agreement (such letter agreement, the “Price Agreement Amendment”). Pursuant to the Price Agreement Amendment, in the event the Company terminates Mr. Price’s service without cause or Mr. Price terminates his service for good reason within 12 months following a change in control of the Company, Mr. Price will be eligible to receive one times his annual base salary then in effect. In the event the Company terminates Mr. Price’s service without cause and a change in control is consummated within six months following the date of such termination, Mr. Price will be eligible to receive one half of his annual base salary then in effect. The definition of cause under the Price Agreement Amendment is the same as that defined below for the NEO Employment Agreements. “Good Reason” is defined in the Price Agreement Amendment as an occurrence of any of the following events or conditions without the Mr. Price’s consent that are not cured by the Company (if susceptible to cure by the Company) within 30 days after Mr. Price gives written notice thereof to the Company, provided that such notice must be given to the Company within 30 days of Mr. Price becoming aware of such condition: (1) any material reduction in his duties or responsibilities as in effect immediately prior thereto, or assignment of duties materially inconsistent with his title and authority; (2) any material reduction in his base salary; (3) any relocation of his primary place of business by 50 miles or more; or (4) any other material breach by the Company of any material provision of the Price Agreement Amendment. See “Named Executive Officer Compensation Tables - Potential Payments Upon Termination or Change in Control - Agreements with Named Executive Officers.”

On March 14, 2023, the Company entered into a letter agreement with Mr. Price, further amending the Executive Chairman Agreement (such letter agreement, the “Price Second Amendment”). The Price Second Amendment reduces Mr. Price’s annual base salary from $500,000 to $350,000. Also on March 14, 2023, the Company granted Mr. Price 750,000 performance-based options that vest according to certain specified conditions related to the volume weighted average trading price over 30 consecutive trading days during a seven-year performance period of the Company’s common stock.

EXECUTIVE OFFICERS

The following sets forth information regarding executive officers of the Company as of the date hereof. Biographical information pertaining to Mr. Price and Mr. Wilson, each of whom is both a director and an executive officer of the Company, can be found in the section entitled “Directors.”

Name	Age as of the Annual Meeting	Position with the Company
Steven Price	62	Executive Chairman of the Board of Directors
Bill Wilson	55	Chief Executive Officer and Director
Stuart Rosenstein	63	Executive Vice President and Chief Financial Officer
Erik Hellum	59	Executive Vice President, Chief Operating Officer
Scott Schatz	45	Executive Vice President, Finance, Operations and Technology
Claire Yenicay	40	Executive Vice President, Investor Relations and Corporate Communications
Robert Worshek	53	Senior Vice President, Chief Accounting Officer

Stuart Rosenstein, Executive Vice President and Chief Financial Officer. Mr. Rosenstein co-founded Townsquare in May 2010. Prior to co-founding FiveWire in January 2009, Mr. Rosenstein was previously the owner and managing principal from 2004 to January 2009 of AMG Financial, a private lending firm that extended financing and provided collateralized loans and other services principally to the real estate industry. Prior to founding AMG Financial in 2005, he co-founded LiveWire Ventures in 1998 with Mr. Price and served as the company’s Executive Vice President and Chief Financial Officer. Prior to that, he served as the Executive Vice President and Chief Financial Officer of PriCellular Corporation. Mr. Rosenstein started his career at Ernst & Young and was a senior manager at the firm until leaving to join PriCellular in 1990. Mr. Rosenstein earned his B.S. magna cum laude in Business Administration (Accounting) from the State University of New York at Buffalo. He is a member of the American Institute of Certified Public Accountants (AICPA) and the New York Society of Certified Public Accountants.

Erik Hellum, Executive Vice President, Chief Operating Officer. Mr. Hellum joined Townsquare in August 2010 following the acquisition of GAP Radio Broadcasting, where he served as President of GAP West from May 2008 to August 2010. Prior to joining GAP West, Mr. Hellum worked at Bonneville International Communications, where he was Vice President/Market Manager of WIL/WRTH in St. Louis, MO from October 2002 to November 2004 and spent 4 years as Vice President/Market Manager of KTAR AM/FM and KPKX in Phoenix, AZ from November 2004 to April 2008. Previously, Mr. Hellum was Vice President-Sales for AM/FM and oversaw Clear Channel’s early cross-platform sales efforts. He began his career at Katz Radio, where he held positions of increasing responsibility in Boston, Philadelphia, Chicago, Los Angeles, and New York. Mr. Hellum received a B.A. from the University of Wisconsin.

Scott Schatz, Executive Vice President, Finance, Operations and Technology. Mr. Schatz co-founded Townsquare in May 2010. Prior to joining the Company, Mr. Schatz spent nearly a decade advising companies on valuations, mergers and acquisitions, and capital raises. Most recently he worked in Bear Stearns’ Technology, Media & Telecom Investment Banking Group where he was responsible for the execution of mergers and acquisitions and capital raising transactions for clients such as Freescale, NTELOS, Cablevision, Digitas and Valassis Communications. Prior to joining Bear Stearns, Mr. Schatz worked as an associate at Brown Brothers Harriman in its Mergers and Acquisitions Group where he was primarily responsible for advising owners of closely held firms in various industries, including: health care services, medical technology, telecom services, marketing & information services and other outsourced business services. Mr. Schatz began his career as an analyst at J.P. Morgan in its Technology, Media & Telecom Investment Banking Group. Mr. Schatz received a B.S. in Electrical and Computer Engineering from Carnegie Mellon University.

Claire Yenicay, Executive Vice President, Investor Relations and Corporate Communications. Ms. Yenicay joined Townsquare in June 2011 where she has focused on business development and mergers and acquisitions at Townsquare, assisting the Company in completing transactions totaling more than $500 million in aggregate value. Previously, Ms. Yenicay was employed at Oak Hill Capital Partners, a private equity company managing more than $12 billion of capital commitments and co-investments. While at Oak Hill, Ms. Yenicay held the position of Associate in the Business and Financial Services Group, where she advised companies in an array of industries including business process outsourcing, equipment rental and third-party logistics services. Prior to joining Oak Hill, Ms. Yenicay worked in the investment banking division of Merrill

Lynch, focused on mergers and acquisitions and capital raising for telecom, media and entertainment companies. Ms. Yenicay received B.S. magna cum laude from Georgetown University.

Robert Worshek, Senior Vice President, Chief Accounting Officer. Mr. Worshek joined Townsquare in December 2019. From November 2017 to December 2019, Mr. Worshek served in several interim senior accounting and finance roles for private and publicly traded companies. These roles include independent contractor positions at Drew Marine, providing technical accounting services, from July 2019 to December 2019, Triton Advisory Services serving one of their clients in the roles of interim divisional Chief Financial Officer and interim Director of Shared Services from July 2018 to March 2019, and Elite Placement Group serving one of their clients in the role of accounting consultant from November 2017 to March 2018. From May 2014 to June 2017, Mr. Worshek held various positions at Element Solutions, Inc. (formerly Platform Specialty Products Corporation), including Vice President of Accounting and Chief Accounting Officer. From January 2011 to October 2013, Mr. Worshek was the Chief Accounting Officer of Trust Financial Corporation (formerly SunTrust Banks, Inc.). Prior thereto, Mr. Worshek held various positions with increasing responsibilities in the audit and transaction service practices of PricewaterhouseCoopers LLP from November 1997 to December 2010. Mr. Worshek also served as Practice Fellow at the Financial Accounting Standards Board from July 2009 to December 2010. Mr. Worshek has a Bachelor of Science degree in Business Administration from the University of Nebraska at Omaha and an M.B.A. from the Booth School of Business at the University of Chicago.

NAMED EXECUTIVE OFFICER COMPENSATION

The following discussion provides an overview of our compensation program for the Company’s principal executive officer and the next two most highly compensated executive officers for 2023 (referred to as our “named executive officers” or “NEOs”). The NEOs for 2023 are set forth below.

	Executive Title in 2023	Time Period in Current Role	Time Period with Company
Bill Wilson	Chief Executive Officer	October 2017 (1)	September 2010
Stuart Rosenstein	EVP, Chief Financial Officer	May 2010	May 2010 (Co-Founder)
Erik Hellum	EVP, Chief Operating Officer	August 2010	August 2010
(1) Served as Co-Chief Executive Officer from October 2017 to January 2019.

See “Director Compensation” for information regarding the 2023 compensation earned by Mr. Price, Executive Chairman of the Board.

Evolving Compensation Philosophy

The Company was a “controlled company” under the New York Stock Exchange rules until March 2021. Prior to such date, the Chair of the Compensation Committee was a non-independent director employed by our controlling stockholder. In October 2021, the Compensation Committee became fully independent and Mr. Ford was appointed the Chair of the Committee. In the ordinary course of new leadership and the transition to a non-controlled company, the Compensation Committee determined to take a fresh review of the Company’s named executive compensation program and to evolve such program over a reasonable time period.

As discussed in more detail under “Process for Making Compensation Determinations,” the Compensation Committee decided to re-engage its independent compensation consultant, WTW, in 2023, its compensation consultant since 2022. WTW was engaged initially in June 2022 to, among other things, develop an executive compensation peer group and provide benchmarking data and market trends for various elements of compensation, as well as considerations for employment and severance arrangements.

While the compensation philosophy, practices and policies for the named executive officers continue to evolve, generally the program is designed to attract, motivate and retain qualified employees and to provide them incentives to achieve or exceed the Company’s annual operational, financial and strategic goals and to increase long-term stockholder value.

2023 Compensation Elements

The Compensation Committee determined it was in the best interests of the Company and its stockholders to enter into new employment agreements with each NEO in 2022 to retain and motivate the Company’s leadership, as well as to complement the implementation of a revised NEO compensation program. The Compensation Committee held numerous formal and informal meetings regarding revisions to the NEO compensation program, which included discussions and reports from WTW and management, as well as executive sessions without management. The Compensation Committee considered, among other things, the WTW benchmarking analyses, market trends, historical Company performance, the Company’s current business strategy, individual NEO performance and expected NEO contributions. Of particular note, the market data indicated that each NEO’s target total direct compensation (consisting of target cash compensation and target long-term equity incentive awards) was significantly below the market median of the newly developed peer group. Further, the Compensation Committee believed it was important to negotiate substantially similar NEO employment agreements to align the interests of leadership and to facilitate the evolving NEO compensation program and structure for the benefit of the Company and its stockholders.

The Company and NEOs entered into new five-year employment agreements in October 2022 (the “NEO Employment Agreements”), with the revised base salaries and target bonuses effective January 1, 2022. The Compensation Committee believed it was appropriate to retroactively implement the foregoing compensation since the delayed timing was due to the process developed by the Compensation Committee, as well as for retention purposes given the market data.

Each NEO Employment Agreement set forth an initial base salary and target annual bonus, as described below. In addition, concurrently with the execution of such agreements, the Compensation Committee determined to initiate an annual long-term equity incentive program. In October 2022, the Compensation Committee granted time-based stock options and performance-based stock options to purchase the Company’s Class A common stock to each NEO, with the grant value resulting in target total direct compensation of each NEO to be between the market median and 75th percentile of the peer group. See “Named Executive Officer Compensation Tables-Potential Payments Upon Termination or Change in Control-Agreements with Named Executive Officers” for a description of specified termination and change-in-control benefits in the NEO Employment Agreements.

In addition, for retention purposes, Mr. Wilson’s employment agreement provided for a lump sum cash sign-on bonus of $1,450,000, subject to a one-year clawback, which is no longer in effect.

On December 21, 2023, for retention purposes, Mr. Hellum and the Company entered into a First Amendment to his Employment Agreement, solely for the purpose of increasing his base salary to $1,000,000, effective as of December 21, 2023. In December 2023, the Compensation Committee also approved an increase to Mr. Hellum’s annual equity award from $800,000 to $1,000,000, which consists of both time-based restricted stock units and performance-based restricted stock units.

The 2023 target total direct compensation of NEOs primarily consisted of base salary, a target cash bonus, and stock awards. The key purpose, features and performance and vesting periods of such compensation elements are set forth below. NEOs also received equity grants in 2023 intended for 2024 compensation as detailed below in “2023 Equity Grants - December 2023 Grants for 2024 Compensation.”

	Element	Purpose	Key Features	Performance / Vesting Period
Short - Term	Base Salary	•Annual fixed cash compensation	• Initially established in new employment agreement • Based on experience, responsibilities, market pay, annual individual performance and anticipated performance growth	• Prior performance
Discretionary Annual Bonus	• Annual cash compensation based on a mix of individual, management team and Company performance • Alignment with short-term operating performance and strategy	• Initially established in new employment agreement

• Target bonus is % of base salary, initially established in new employment agreement

• Based on experience, responsibilities,
			market pay, annual individual performance and anticipated performance growth	• Annual performance
Long - Term	Time - Based Stock Awards	• Retention

• Fosters ownership culture, aligning long-term interests with stockholders

• Significant upside, balanced against no monetary value unless stock price is above exercise price in the case of option awards
• Annual long-term incentive opportunity

• Grant value divided by grant date fair value (using Black-Scholes model) to calculate stock options granted on grant date for option awards

			• Grant value for restricted stock awards and restricted stock units based on closing price on the day prior to the grant date	• Three-year annual pro rata time vesting
Performance - Based Stock Awards	• Fosters ownership culture, aligning long-term interests with stockholders

• Significant upside, balanced against no monetary value unless stock price is above exercise price in the case of option awards

• Encourages achievement of long-term strategy to drive stock price performance	• Annual long-term incentive opportunity

• Grant value divided by grant date fair value (using Monte Carlo option pricing model) to calculate stock options and restricted stock units granted on grant date
• Three to five-year performance period • Approximate one-third or one-fifth vesting for each stock price hurdle achieved

Annual Base Salary

The base salaries of the NEOs for 2022 and 2023 are set forth below, which were the result of the Compensation Committee’s activities described under “- 2023 Compensation Elements.” The base salary increases in 2022 were effective January 1, 2022, and the base salary increase to Mr. Hellum’s Employment Agreement was effective December 21, 2023.

	2022 ($)	2023 ($)	Change (%)
Bill Wilson	1,450,000	1,450,000	—
Stuart Rosenstein	850,000	850,000	—
Erik Hellum(1)	700,000	700,000	—
(1) Mr. Hellum’s base salary increased to $1,000,000 as of December 21, 2023.

Discretionary Annual Cash Bonus Program

The NEOs were eligible to participate in the annual cash bonus program. Unless otherwise agreed by the Compensation Committee, an employee must be employed by the Company and/or its subsidiaries on the applicable bonus payment date to receive the bonus payment.

The annual target bonuses are determined as a percentage of the NEOs base salaries in effect as of January of the plan year. The target bonuses of the NEOs for 2022 and 2023 are set forth below, which were the result of the Compensation Committee’s activities described under “- 2023 Compensation Elements.” The target bonus increases in 2022 were effective January 1, 2022.

	2022 (% of Base Salary)	2022 ($)	2023 (% of Base Salary)	2023 ($)	Change ($)
Bill Wilson	100	1,450,000	90	1,305,000	145,000
Stuart Rosenstein	80	680,000	90	612,000	68,000
Erik Hellum(1)	85.7	600,000	90	540,000	60,000
(1) On December 21, 2023, for retention purposes, Mr. Hellum and the Company entered into a First Amendment to his Employment Agreement, solely for the purpose of increasing his base salary to $1,000,000, effective as of December 21, 2023.

Consistent with prior years, the Compensation Committee approved a discretionary annual cash bonus to each NEO in 2023 based on its evaluation of the overall performance of the NEOs individually and collectively, as well as the financial and operating performance of the Company. While the Compensation Committee has not formalized a payout range for the program, historically the maximum payout has been 200% of the target bonus. In 2024, the Compensation Committee determined that each NEO earned 90% of their 2022 bonus for service in 2023. The bonus was paid in January 2024.

2023 Equity Grants

Historically, the Compensation Committee periodically has issued time-based stock options to NEOs to provide for retention and motivation, fostering an ownership culture, and alignment with the long-term interests with stockholders.

January 2023 Grants

In January 2023, the Compensation Committee determined to approve an annual equity award after various formal and informal meetings, which included discussions with management, and a review of general peer and market data. The Compensation Committee approved (i) time-based awards (50% weighted), with annual pro rata vesting over three years, subject to continued employment through the applicable vesting date, and (ii) performance-based awards (50% weighted). The Compensation Committee granted performance-based restricted stock units to Messrs. Wilson and Hellum, and performance-based stock options to Mr. Rosenstein. Further, one-third of the performance-based awards vest based on the achievement of the applicable VWAP over a period of 20 consecutive trading days during the three-year performance period, subject to continued employment through the applicable vesting date. The exercise price for the stock options and stock units was $7.55, the closing price on the trading date prior to the grant date, and the term is for 10 years.

December 2023 Grants for 2024 Compensation

In December 2023, the Compensation Committee determined to approve an equity award after various formal and informal meetings, which included discussions with management, and a review of general peer and market data. The Compensation Committee approved the grants of the Company’s Class A common stock for 2024 compensation to each of the NEOs based on 2023 performance. The restricted stock units were granted at a price of $10.89, the closing price on the trading date prior to the grant date. The Compensation Committee approved the vesting conditions for the awards as follows: (i) time-based awards, with annual pro rata vesting over three years, subject to continued employment through the applicable vesting date, and (ii) performance based awards with approximately one-third of the RSUs vesting upon the achievement of the VWAP over a period of 20 consecutive trading days during the three-year performance period: $12.49, $14.40, and $16.40, subject to continued employment through the applicable vesting date.

	2023 Grant Value ($)	2023 Grant Value (% of Base Salary)	2023 Time-Based Stock Award	2023 Performance-Based Stock Award
Bill Wilson	4,130,785	285%	280,347	280,347
Stuart Rosenstein	2,362,752	278%	225,459	274,939
Erik Hellum	1,496,591	214%	98,893	98,894

Dividend Rights

The Company previously paid a quarterly dividend of $0.075 per share starting in 2018. In 2020, the Company suspended its payment of dividends to stockholders as a result of uncertainty created by COVID-19. In March 2023, the Board reinstated a quarterly dividend of $0.1875 per share to its stockholders with the first payment to be issued on May 1, 2023. The

Board increased the quarterly dividend to $0.1975 per share in March 2024. Dividends earned on unvested restricted stock awards or restricted stock units are paid on the vesting date. Upon issuance, for certain awards granted prior to the declaration of dividends, the fair market value on the fair market value grant date not take a payment of dividends into account. Accordingly, such amounts have been included as “All Other Compensation.” “See Named Executive Officer Compensation Tables – Summary Compensation Table for 2023 and 2022.”

Limited Other Beneﬁts and Perquisites

Our named executive ofﬁcers are entitled to participate in our 401(k) plan, on the same basis as our other eligible employees. The Company makes matching contributions for 401(k) plan participants of twenty-five cents for each dollar contributed up to the first 4% of eligible compensation (for a total match of 1% of employee contributions); in 2023, the maximum match was $3,300.

The Company also provides the NEOs with other limited benefits and perquisites, including an automobile reimbursement (and a tax gross-up on the related liability for such reimbursement), health insurance premiums, and, for Mr. Rosenstein, association dues.

The NEOs also are eligible to participate in the Company’s nonqualified Employee Stock Purchase Plan on the same basis as our other eligible employees. Eligible employees, including the NEOs, may authorize payroll deductions of at least 3% but no more than 15% of their current compensation of each payday during six-month offering periods which commence on January 1 and July 1. Contributions are subject to an annual limitation of $25,000, and are used to purchase shares of Class A common stock at 90% of the fair market value of the Company’s Class A common stock on either the first or last day of an offering period, whichever is lower. The total number of shares purchased during each offering period may not exceed 2,000 shares per eligible participant.

Preliminary 2024 NEO Compensation Program

The Compensation Committee approved the continuation of the each NEO’s base salary, target bonus and target long-term incentive without change from 2023, except the increase to Mr. Hellum’s base salary which was made effective on December 21, 2023. The Compensation Committee also increased Mr. Hellum’s annual equity award from $800,000 to $1,000,000, which consists of both time-based restricted stock units and performance-based restricted stock units.

For the annual equity award program implemented in October 2022, the Compensation Committee issued awards to each NEO in December 2023 for 2024 compensation. In December 2023, the Compensation Committee approved (i) time-based awards (50% weighted), with annual pro rata vesting over three years, subject to continued employment through the applicable vesting date, and (ii) performance-based awards (50% weighted).

Process for Making Compensation Determinations

In determining the compensation of executive officers other than Messrs. Wilson and Rosenstein, the Compensation Committee receives significant input from Messrs. Wilson and Rosenstein and leadership in the human resources department. Messrs. Wilson and Rosenstein have the most involvement in, and knowledge of, the Company’s business goals, strategies and performance, the overall effectiveness of the management team and each person’s individual contribution to the Company’s performance. No person provides input with respect to his or her own compensation. Management also provides the Compensation Committee with information regarding the individual’s experience, current performance, potential for advancement, and other subjective factors. The Compensation Committee retains the discretion to modify the recommendations of management and reviews such recommendations for their reasonableness based on individual and Company performance, internal pay equity and market information.

The Compensation Committee re-engaged its independent compensation consultant, WTW, in 2023. For the 2023 NEO compensation program, WTW’s services primarily included:

•Consultation on annual and long-term incentive design; and
•Providing valuations for NEO and employee equity awards.

In 2022, for the NEO benchmarking study, WTW worked with the Compensation Committee to revise our peer group of public companies that reflected the Company’s current size and industry. The 2023 peer group was unchanged from 2022 and is set forth below.

• Audacy, Inc.	• Entravision Communications Corp.	• Outfront Media Inc.	• Thruv Holdings, Inc.
• Beasley Broadcast Group, Inc.	• iHeartMedia, Inc.	• PubMatic, Inc.	• Urban One, Inc.
• Cumulus Media Inc.	• Lee Enterprises, Incorporated	• QuinStreet, Inc.	• Yelp Inc.
• DoubleVerify Holdings, Inc.	• Magnite, Inc.	• Saga Communications, Inc.

Policy for the Recovery of Erroneously Awarded Compensation (Dodd-Frank Compliant Policy)

As required by the listing standards adopted by NYSE as a result of SEC rulemaking, our Board recently adopted a Clawback Policy. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our Section 16 officers on or after October 2, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statement that resulted in such persons receiving an amount that exceeded the amount that would have been received if based on the restated financial statements. There are limited exceptions to the recovery requirement as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, including, but not limited to: (i) non-equity incentive plan awards that are earned solely or in part by satisfying a financial reporting measure performance goal; (ii) bonuses paid from a bonus pool, where the size of the pool is determined solely or in part by satisfying a financial reporting measure performance goal; (iii) other cash awards based on satisfaction of a financial reporting measure performance goal; (iv) restricted stock, restricted stock units, stock options, stock appreciation rights, and performance share units that are granted or vest solely or in part based on satisfaction of a financial reporting measure performance goal; and (v) proceeds from the sale of shares acquired through an incentive plan that were granted or vested solely or in part based on satisfaction of a financial reporting measure performance goal. As specified in the listing standards, the Company cannot indemnify, or pay or reimburse for insurance for, a Section 16 officer for recoveries under this policy.

The recovery period under the policy is three full years preceding the date our Board concludes, or reasonably should have concluded, that an accounting restatement is required. If applicable, the Company will provide the current or former Section 16 officer with a written demand for repayment or return and the method thereof. If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person.

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

The following discussion and tabular disclosure describe the material elements of compensation for all individuals serving as the Company’s principal executive officer or acting in a similar capacity and the next two most highly compensated executive officers as of December 31, 2023, also referred to as our named executive officers or NEOs. The NEOs for 2023 are Bill Wilson, Stuart Rosenstein, and Erik Hellum. Compensation earned by or paid to Mr. Price, Executive Chairman of the Board, is fully reflected in the “Director Compensation Table” above.

Summary Compensation Table for 2023 and 2022

The following table sets forth information concerning the total compensation received by, or earned by, each of the NEOs during the past two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)(3)	Option Awards ($) (4)(5)	All Other Compensation ($) (6)	Total ($)
Bill Wilson, Chief Executive Officer	2023	1,450,000	1,305,000	4,130,785	—	183,958	7,069,743
	2022	1,450,000	2,900,000	603,500	2,538,856	119,145	7,611,501
Stuart Rosenstein, Executive Vice President and Chief Financial Officer	2023	850,000	612,000	1,092,164	1,270,588	157,179	3,981,931
	2022	850,000	680,000	603,500	1,218,652	158,469	3,510,621
Erik Hellum, Executive Vice President, Chief Operating Officer (7)	2023	700,000	540,000	1,496,591	—	53,786	2,790,377
	2022	700,000	600,000	603,500	812,433	36,390	2,752,323

(1)    The Company has utilized the Townsquare Media, Inc. Annual Performance Plan (the “Annual Bonus Plan”) since its IPO in 2014. The Annual Bonus Plan provides for the grant of bonus awards to employees of the Company and/or its subsidiaries and is administered by the Compensation Committee with respect to the executive officers. The Compensation Committee, in its sole discretion, grants bonus awards to executive officers in whole or in part in cash, common stock, or other property, based on any or all of the following: (i) attainment of time-based vesting conditions; (ii) attainment of any performance goal established by the Compensation Committee with respect to any performance period; or (iii) the Compensation Committee’s evaluation of a participant’s individual performance for the Company and/or its subsidiaries. Consistent with prior years, the bonus reflected in the table awarded to each NEO is a discretionary cash bonus awarded annually by the Compensation Committee that is subject to annual review. Under the Annual Bonus Plan, unless otherwise agreed by the Compensation Committee, an employee must be employed by the Company and/or its subsidiaries on the applicable date of payment of a bonus award in order to receive payment. Mr. Wilson’s 2022 bonus includes a one-time retention cash bonus that was paid in October 2022.

(2)    We granted Class A stock units to Messrs. Wilson and Hellum in January 2023 (representing 2022 service) and to our NEOs in December 2023 (representing 2023 service). The stock units included units that vest according to certain specified conditions related to the volume weighted average trading price of the Company’s common stock, and stock units that vests 33 1/3% on the first three anniversaries of the grant date. The grant date fair value of the stock units that vest according to certain specified conditions was determined using the Monte Carlo option pricing model, while the stock units that vest on the specified anniversaries of the grant date was determined using the closing price of our common stock on the grant date multiplied by the number of shares subject to the award, each as in accordance with ASC 718, which includes certain valuation assumptions. See Note 11 – Stockholders’ Equity of our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2023, filed on March 15, 2024, for a discussion of all assumptions made by us in determining such grant date fair value. The grant date fair value of the stock awards granted in January 2023 did not take into consideration the dividend rights for unvested restricted stock, due to the Company’s reinstatement of dividends in May 2023.

(3)    We granted Class A common stock awards to our NEOs in February 2022, which were immediately vested. The grant date fair value of the stock awards was determined in accordance with ASC 718, which was the closing price of our common stock on the grant date multiplied by the number of shares subject to the award.

(4)    We granted stock options to Mr. Rosenstein in January 2023 (representing 2022 service). The options included an option to purchase the Company’s Class A common stock that vest according to certain specified conditions related to the volume weighted average trading price of the Company’s common stock, and an option to purchase the Company’s Class A common stock that vests 33 1/3% on the first three anniversaries of the grant date. The grant date fair value of the options that vest according to certain specified conditions was determined using the Monte Carlo option pricing, while the options that vest on the specified anniversaries of the grant date was determined using the Black-Scholes option pricing model, each as in accordance with ASC 718, which includes certain valuation assumptions. See Note 11 – Stockholders’ Equity of our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2023, filed on March 15, 2024, for a discussion of all assumptions made by us in determining such grant date fair value.

(5)    We granted stock options to our NEOs in 2022. The options were granted to our NEOs in October 2022. The options included an option to purchase the Company’s Class A common stock that vest according to certain specified conditions related to the volume weighted average trading price of the Company’s common stock, and an option to purchase the Company’s Class A common stock that vests 33 1/3% on the first three anniversaries of the grant date. The grant date fair value of the options that vest according to certain specified conditions was determined using the Monte Carlo option pricing, while the options that vest on the specified anniversaries of the grant date was determined using the Black-Scholes option pricing model, each as in accordance with ASC 718, which includes certain valuation assumptions. See Note 11 - Stockholders’ Equity of our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2022, filed on March 16, 2023, for a discussion of all assumptions made by us in determining such grant date fair value.

(6)    Amounts set forth in this column include dividends on unvested restricted stock and the cost of insurance premiums for health insurance.

(7)    On December 21, 2023, for retention purposes, Mr. Hellum and the Company entered into a First Amendment to his Employment Agreement, solely for the purpose of increasing his base salary to $1,000,000, effective as of December 21, 2023.

All Other Compensation

The following table details the amounts reflected under “All Other Compensation” in the Summary Compensation Table.

Name	Year	Automobile Allowance ($)	Tax Gross-Up Payments ($)(1)	401(k) Matching Contributions ($)	Dividends on Unvested Restricted Stock ($)	Healthcare and Other Benefits ($)(2)	Total ($)
Bill Wilson	2023	36,000	39,129	3,300	41,387	64,142	183,958
	2022	36,000	20,295	3,050	—	59,800	119,145
Stuart Rosenstein	2023	36,000	17,215	3,300	—	100,664	157,179
	2022	36,000	23,077	3,050	—	96,342	158,469
Erik Hellum	2023	—	—	3,300	13,244	37,242	53,786
	2022	—	—	3,050	—	33,340	36,390

(1)    Reflects tax gross-up payments to Mr. Wilson and Mr. Rosenstein in 2023 and 2022 to offset a tax liability arising from the automobile allowance received from the Company.

(2)    The healthcare and other benefits column represents the cost of insurance premiums for the health insurance of each of the NEOs. As a result of the discovery of a technical error in reporting from the human resources vendor platform, the amounts set forth for 2022 for each NEO has been reduced from what was previously reported. For Mr. Rosenstein, it also includes $36,522 and $36,542 paid in respect of association dues for 2023 and 2022, respectively.

Narrative to Summary Compensation Table

401(k) Plan

The Company maintains for the benefit of its United States employees a 401(k) Retirement and Savings Plan, which is a defined contribution plan qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions are generally payable in a lump sum after termination of employment, retirement, death, disability, plan termination, attainment of age 70.5, disposition of substantially all of the Company’s assets or upon financial hardship. Beginning in January 1, 2022, the Company re-started its program to match contributions made by our employees, including our NEOs, to the 401(k) plan.

Employment Agreements

See “- Potential Payments Upon Termination or Change in Control” and “- Agreements with Named Executive Officers” below for a description of our agreements with the NEOs.

Employee Stock Purchase Plan

In September 2021, the Board approved the 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 ESPP constitutes a nonqualified sub-plan under the 2014 Incentive Plan (defined below). Under the 2021 ESPP, eligible employees, including our NEOs, may authorize payroll deductions of at least 3% but no more than 15% of their current compensation of each payday during six-month offering periods which commence on January 1 and July 1. Contributions are subject to an annual limitation of $25,000, and are used to purchase shares of Class A common stock at 90% of the fair market value of the Company’s Class A common stock on either the first or last day of an offering period, whichever is lower. The total number of shares purchased during each offering period may not exceed 2,000 shares per eligible participant. The first offering period for the 2021 ESPP commenced on January 1, 2022.

Outstanding Equity Awards at December 31, 2023

The following table sets forth certain information with respect to outstanding equity awards of the NEOs as of December 31, 2023.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Bill Wilson	12/28/2023	—	—		(1)		114,784	934,330
	12/28/2023	—	—		(2)		114,784	1,249,998
	1/18/2023	—	—		(1)		165,563	696,457
	1/18/2023	—	—		(2)		165,563	1,250,001
	10/7/2022	151,774	227,088	7.59	(1)	10/7/2032	—	—
	10/7/2022	107,944	215,890	7.59	(2)	10/7/2032	—	—
	12/21/2020	187,500	62,500	6.57	(3)	12/21/2030	—	—
	5/31/2018	600,000	—	6.31	(3)	5/31/2028	—	—
	8/19/2015	87,950	—	8.74	(4)	8/19/2025	—	—
	7/25/2014	391,420	—	8.74	(4)	7/25/2024	—	—
Stuart Rosenstein	12/28/2023	—	—		(1)		57,392	467,165
	12/28/2023	—	—		(2)		57,392	624,999
	1/18/2023	—	217,547	7.55			—	—
	1/18/2023	—	168,067	7.55			—	—
	10/7/2022	72,851	109,003	7.59	(1)	10/7/2032	—	—
	10/7/2022	51,813	103,627	7.59	(2)	10/7/2032	—	—
	12/21/2020	187,500	62,500	6.57	(3)	12/21/2030	—	—
	11/8/2018	50,000	—	6.25	(5)	11/8/2028	—	—
	5/31/2018	50,000	—	6.31	(3)	5/31/2028	—	—
	8/19/2015	87,950	—	8.74	(4)	8/19/2025	—	—
	7/25/2014	782,840	—	8.74	(4)	7/25/2024	—	—
Erik Hellum	12/28/2023	—	—		(1)		45,914	373,734
	12/28/2023	—	—		(2)		45,913	499,993
	1/18/2023	—	—		(1)		52,980	222,865
	1/18/2023	—	—		(2)		52,980	399,999
	10/7/2022	48,567	72,668	7.59	(1)	10/7/2032	—	—
	10/7/2022	34,542	69,085	7.59	(2)	10/7/2032	—	—
	12/21/2020	150,000	50,000	6.57	(3)	12/21/2030	—	—
	11/8/2018	50,000	—	6.25	(5)	11/8/2028	—	—
	12/21/2017	100,000	—	8.24	(5)	12/21/2027	—	—
	7/25/2014	79,665	—	8.74	(4)	7/25/2024	—	—
(1)    The awards vest according to certain specified conditions related to the volume weighted average trading price of the Company’s common stock. See –Summary Compensation Table for 2023 and 2022, footnote 3.

(2)    The shares subject to these stock and option awards vest over a three-year period in one-third increments on each of the anniversaries of the applicable grant date.

(3)    The shares subject to this option award vest over a four-year period in 25% increments on each of the anniversaries of the applicable grant date.

(4)    Pursuant to the Company's option exchange which became effective on August 17, 2018, the NEO tendered a larger number of options with an exercise price of $9.63 in exchange for these options with an exercise price of $8.74 per share. The grant date shown in the above table reflects the original issuance date of the respective options. These options were fully vested upon grant, subject to restrictions on transfer that lapsed with respect to 20%, 25%, 25% and 30% of the options and underlying shares upon the first, second, third and fourth anniversaries of the grant date, respectively. All restrictions with respect to these options have lapsed.

(5)    Each of these options vested 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date.

Potential Payments Upon Termination or Change in Control

2014 Omnibus Incentive Plan

In connection with the IPO, the Company adopted the 2014 Incentive Plan, as amended on January 27, 2021 to increase the number of shares issuable thereunder (as amended, the “2014 Incentive Plan”). The 2014 Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock, other stock-based awards and other cash-based awards. Directors, officers and other employees of the Company or its subsidiaries, as well as others performing consulting or advisory services for the Company, will be eligible for grants under the 2014 Incentive Plan. The purpose of the 2014 Incentive Plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in the Company’s long-term success or compensation based on their performance in fulfilling their personal responsibilities. Set forth below is a summary of the material terms of the 2014 Incentive Plan.

Award Agreement

Awards granted under the 2014 Incentive Plan are evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant’s employment, as determined by the Compensation Committee.

Change in Control

In connection with a change in control, as defined in the 2014 Incentive Plan, the Compensation Committee may accelerate vesting of outstanding awards under the 2014 Incentive Plan. In addition, such awards may be, in the discretion of the committee, (1) assumed and continued or substituted in accordance with applicable law; (2) purchased by the Company for an amount equal to the excess of the price of a share of the Company’s common stock paid in a change in control over the exercise price of the awards; or (3) cancelled if the price of a share of the Company’s common stock paid in a change in control is less than the exercise price of the award. The Compensation Committee may provide for accelerated vesting or lapse of restrictions of an award at any time.

Option awards held by our NEOs are subject to the terms of the 2014 Incentive Plan and are each governed by an award agreement evidencing such award. The award agreements set forth the terms and conditions of each respective option and, among other things, outline the effect of a change in control of the Company on outstanding awards.

The option awards granted to the NEOs in 2014 and 2015 were fully vested upon grant but were subject to transfer restrictions that lapsed with respect to 20%, 25%, 25% and 30% of the options and underlying shares upon the first, second, third and fourth anniversaries of the grant date, respectively. Our NEOs also hold option awards granted in 2016, 2017, 2018, 2020, and 2023. These 2016, 2017, 2018, 2022 and 2023 options vest in equal portions on each of the third and fourth anniversaries of grant (with the exception of the May, 2018 grants which vest in equal portions on each of the first four anniversaries),the 2020 options vest in equal portions on each of the first four anniversaries of the grant, and the 2023 options vest in equal portions of each of the first three anniversaries of the grant, but are subject to “single-trigger” vesting and would become fully vested and exercisable in the event of a change in control of the Company.

For purposes of the Company’s 2016, 2017, 2018, 2020, and 2022 option awards and the 2014 Incentive Plan, a “change in control” generally means one of the following: (i) any person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company), becoming the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a business transaction or a director whose initial assumption of office occurs as a result of either an actual or threatened election or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) a merger or consolidation of the Company or one of its subsidiaries with any other corporation that results in the voting securities of the Company outstanding prior to the transaction no longer representing at least 50% of the combined voting power of the voting securities of the Company or its successor outstanding immediately after such merger or consolidation; or (iv) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition to a person or persons who beneficially own 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

For purposes of the Company’s 2014 and 2015 equity awards, a “change in control” generally means one of the following: (i) any person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or Oaktree), becoming the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) a merger or consolidation of the Company or one of its subsidiaries with any other corporation that results in the voting securities of the Company outstanding prior to the transaction no longer representing at least 50% of the combined voting power of the voting securities of the Company or its successor outstanding immediately after such merger or consolidation.

Agreements with Named Executive Officers

Each of Messrs. Hellum, Rosenstein, and Wilson entered into amended and restated employment agreements with the Company on October 7, 2022 (each, an “Employment Agreement”). The term of each Employment Agreement ends on October 7, 2027 and is subject to automatic renewals for one-year periods. The Employment Agreements established each executive’s initial base salary and target annual bonus at the following levels: for Mr. Wilson, initial annual base salary of $1,450,000 and a target annual bonus of 100% of base salary; for Mr. Rosenstein, an initial annual base salary of $850,000 and a target annual bonus of 80% of base salary, and for Mr. Hellum, an initial base salary of $700,000 and a target annual bonus of 85.7% of base salary, all of which was retroactive to January 1, 2022. Additionally, Mr. Wilson’s agreement provides for a lump sum cash sign-on bonus of $1,450,000, subject to clawback in the event of termination for Cause or without Good Reason within one year following commencement date of his agreement, and is no longer effective. On December 21, 2023, Mr. Hellum and the Company entered into a First Amendment to his Employment Agreement, solely for the purpose of increasing his base salary to $1,000,000. No other changes were made.

In the event of termination without “Cause,” resignation for “Good Reason,” or due to non-renewal of the agreement, each of Messrs. Hellum, Wilson and Rosenstein would be entitled to receive: (i) a prorated portion of the annual bonus for the year of termination; (ii) severance pay in an amount equal to, in the case of Mr. Wilson, one and one-half times the sum of his base salary and target bonus, and in the case of Messrs. Rosenstein and Hellum, one times the sum (each such multiple, the “Severance Multiple”) of such executive’s base salary and target bonus, payable in substantially equal installments during the 12-month period following termination; (iii) the full amount of premiums incurred under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), by such executive for a maximum of 18 months following termination (the “Benefits Continuation Period”), subject to timely election under COBRA; and (iv) the vesting of 50% of any equity awards that are unvested as of the separation date. If an executive’s employment is terminated by the Company without Cause or by the executive for Good Reason within (a) 24 months following a Change in Control (as defined in the Townsquare Media, Inc. 2014 Omnibus Incentive Plan) or 12 months prior to a Change in Control for Mr. Wilson and 12 months following a Change in Control or six months prior to a Change in Control for Messrs. Rosenstein and Hellum, subject to the executive’s execution and non-revocation of a general release, the executive will be entitled to the payments described above; provided, however, (i) the Severance Multiple will be increased to two and one-half times for Mr. Wilson and to two times for Messrs. Rosenstein and Hellum, (ii) 100% of such executive’s unvested equity awards will become immediately and fully vested and exercisable, and (iii) the Benefits Continuation Period will be increased to 24 months.

Each of Messrs. Hellum, Rosenstein and Wilson are subject to perpetual confidentiality and non-disparagement covenants and customary non-solicitation and non-competition covenants that apply during the executive’s employment with the Company and for a period of twenty-four months following a termination that occurs during the term of the Employment Agreements.

For purposes of the Employment Agreements, “Cause” means (1) conviction of, or plea of guilty or nolo contendere to any felony or other criminal act involving fraud, moral turpitude or dishonesty; (2) commission of any act of fraud, embezzlement, or theft in dealings with the Company or its affiliates; (3) willful misconduct that is materially injurious to the Company; (4) material violation of Company policies and directives, which is not cured after written notice and a reasonable opportunity for cure; (5) willful and continued refusal by the executive to substantially perform his duties hereunder (other than such failure resulting from the executive’s incapacity due to physical or mental illness) after written notice identifying the deficiencies and a reasonable opportunity for cure; (6) a material violation by the executive of any material provision of the Employment Agreement or any other material covenants to the Company; or (7) habitual intoxication or continued use of illegal drugs.

“Good Reason” is defined in the Employment Agreements as an occurrence of any of the following events or conditions without the executive’s consent that are not cured by the Company (if susceptible to cure by the Company) within 30 days after the executive gives written notice thereof to the Company, provided that such notice must be given to the Company within 30 days of Executive becoming aware of such condition: (1) any material reduction in the executive’s duties or responsibilities as in effect immediately prior thereto, or assignment of duties materially inconsistent with executive’s title and authority; (2) any material reduction in the executive’s base salary or target annual bonus; provided, that a general reduction in base salaries or target bonus opportunities that applies to each of the Company’s senior executives in substantially the same proportions shall not constitute Good Reason; (3) any other material breach by the Company of any material provision of the Employment Agreement; or (4) the company completes a “Going Private Transaction” as defined in the Employment Agreement.

Pay Versus Performance

We are providing the following information about the relationship between executive compensation actually paid (CAP) and certain financial performance of the Company as required by SEC rules. Please see “Named Executive Officer Compensation” for discussion of our compensation program.

The information contained in this “Pay Versus Performance” section of this Proxy Statement shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

Pay Versus Performance Table

Year	Summary compensation table total for PEO ($) (1)	Compensation actually paid to PEO ($) (2)	Average summary compensation table total for non-PEO named executive officers ($) (3)	Average compensation actually paid to non-PEO named executive officers ($) (4)	Value of initial $100 investment based on total shareholder return ($) (5)	Net income ($) (6)
2023	7,069,743	6,798,861	3,386,019	3,447,437	$158.61	(43,022,000)
2022	7,611,501	7,548,619	3,131,472	3,220,829	$108.90	14,390,000
2021	2,090,354	2,891,854	1,387,940	1,380,315	$200.15	18,784,000
(1) Reflects the amount reported in the “Total” column of the Summary Compensation Table for Mr. Wilson for each corresponding year. See “Named Executive Officer Compensation Tables - Summary Compensation Table for 2023 and 2022” and “Named Executive Officer Compensation Tables - Summary Compensation Table for 2022 and 2021” and in our 2023 Definitive Proxy Statement filed with the SEC on March 27, 2023.

(2) The amounts reported in this column represent CAP for Mr. Wilson for each corresponding year computed as required by Item 402(v) of Regulation S-K. The reported amounts do not reflect the actual compensation earned by or paid to Mr. Wilson during any applicable year. To determine CAP, the adjustments below were made to Mr. Wilson’s total compensation.

Year	Reported Summary Compensation Table Total for PEO ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for PEO ($)
2023	7,069,743	-	4,130,785	+	3,859,903	=	6,798,861
2022	7,611,501	-	3,142,356	+	3,079,474	=	7,548,619
2021	2,090,354	-	—	+	801,500	=	2,891,854
(a) Amounts reflect the grant date fair value of equity awards as reported in the “Stock Awards” and “Option Awards” column in the “Named Executive Officer Compensation Tables - Summary Compensation Table for 2023 and 2022” and “Named Executive Officer Compensation Tables - Summary Compensation Table for 2022 and 2021” and in our 2023 Definitive Proxy Statement filed with the SEC on March 27, 2023.

(b) The equity award adjustments were calculated in accordance with Item 402(v) of Regulation S-K and include: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted in the applicable year and vest in the same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for Mr. Wilson are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2023	4,981,071	(571,527)	—	(549,641)	—	—	3,859,903
2022	2,777,724	2,500	603,500	(364,250)	—	60,000	3,079,474
2021	—	1,875	—	739,625	—	60,000	801,500
(3) Reflects the average amount reported in the “Total” column of the Summary Compensation Table for our other NEOs as a group (excluding Mr. Wilson) for each corresponding year. See “Named Executive Officer Compensation Tables - Summary Compensation Table for 2023 and 2022” and “Named Executive Officer Compensation Tables - Summary Compensation Table for 2022 and 2021” and in our 2023 Definitive Proxy Statement filed with the SEC on March 27, 2023. The names of each of the other NEOs (excluding Mr. Wilson) included for purposes of calculating the average amounts in each applicable year are Stuart Rosenstein and Erik Hellum.

(4) Amounts reported reflect CAP for the other NEOs as a group (excluding Mr. Wilson), as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts do not reflect an average of the actual amount of compensation earned by or paid to the other NEOs as a group (excluding Mr. Wilson) during the applicable year. The adjustments below were made to the average total compensation for the NEOs as a group (excluding Mr. Wilson) for each year to determine the CAP for such year.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less	Average Reported Value of Equity Awards ($)	Plus	Average Equity Award Adjustments ($)(a)	Equals	Average CAP for Non-PEO NEOs ($)
2023	3,386,019	-	1,286,448	+	1,347,866	=	3,447,437
2022	3,131,472	-	1,619,043	+	1,708,400	=	3,220,829
2021	1,387,940	-	—	+	(7,625)	=	1,380,315
(a) See note (b) to footnote (2) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the total average equity award adjustments for the other NEOs as a group (excluding Mr. Wilson) are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	1,925,582	(310,986)	—	(266,730)	—	—	1,347,866
2022	1,111,088	1,750	603,500	(7,938)	—	—	1,708,400
2021	—	1,188	—	(8,813)	—	—	(7,625)
(5) The amounts reported in this column represent the Company’s cumulative TSR, which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of the measurement period by the Company’s share price at the beginning of the measurement period.

(6) The amounts reported in this column represent net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of Information Presented in the Pay Versus Performance Table

The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K. The Compensation Committee does not use TSR or net income in its compensation programs. However, we do utilize several other performance measures to align executive compensation with our performance, see “Named Executive Officer Compensation.” Part of the compensation our NEOs are eligible to receive consists of annual discretionary bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain criteria. We implemented a new annual equity program in October 2022, whereby the Compensation Committee granted time-based stock options (50% of the grant value) and discretionary stock options (50% of the grant value) to purchase the Company’s Class A common stock to each NEO, see “Named Executive Officer Compensation - 2022 Equity Grants.”
•For 2023, the compensation actually paid for the PEO & the non-PEO NEOs as a percentage of net loss was approximately 16% and 8%, respectively, as expressed on an absolute basis.
•For 2022, the compensation actually paid for the PEO & the non-PEO NEOs as a percentage of net income was approximately 52% and 22%, respectively.
•For 2021, the compensation actually paid for the PEO & the non-PEO NEOs as a percentage of net income was approximately 15% and 7%, respectively.
•Compensation actually paid to the PEO increased by $4,656,765, or approximately 261%, in 2022.
•Compensation actually paid to the PEO decreased by $749,758, or approximately 10%, in 2023.
•Average compensation actually paid to the remaining non-PEO NEOs increased by $1,840,514, or approximately 133%, in 2022.
•Average compensation actually paid to the remaining non-PEO NEOs increased by $226,608, or approximately 7%, in 2023.
•TSR decreased from $200.15 in 2021 to 108.90 in 2022, or approximately 45%.
•TSR increased from $108.90 in 2022 to $158.61 in 2023, or approximately 46%.
•Net Income decreased approximately 23% from 2021 to 2022.
•Net Income decreased to a Net Loss of $43,022,000 from 2022 to 2023.

The changes in compensation actually paid to our PEO and non-PEO NEOs in 2021 and 2022 as described in the pay versus performance table were largely driven by a market study performed by WTW in 2022 to compare NEO compensation to industry peers which resulted in increases in annual salary and other equity incentive awards. In addition, for the year ended December 31, 2023, we recorded total impairment charges of $90.6 million primarily related to FCC licenses and investments, as compared to $26.1 million of impairment charges related to FCC licenses during the year ended December 31, 2022. See Annual Report on Form 10-K for the years ending December 31, 2023 and December 31, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A and Class B common stock as of March 12, 2024 for:

•each beneficial owner of more than 5% of any class of the Company’s outstanding shares;
•each of the Company’s named executive officers;
•each of the Company’s directors and nominees; and
•all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or dispositive power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and dispositive power with respect to the shares beneficially owned by them, subject to applicable community property laws. Securities that may be beneficially acquired within 60 days of March 12, 2024 are considered beneficially owned by the person holding such securities for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. The percentage of beneficial ownership is based on 15,818,046 shares of the Company’s Class A common stock and 815,296 shares of the Company’s Class B common stock outstanding as of March 12, 2024. There are no shares of the Company’s Class C common stock currently outstanding.

	Amount and Nature of Beneficial Ownership
	Class A (2)		Class B (2)		Class C (2)		Total (3)
Name of Beneficial Owner (1)	Number	%	Number	%	Number	%	Number	%
5% Stockholders
The Madison Square Garden Company (4)	1,708,139	10.8%	—	—	—	—	1,708,139	10.3%
Funds affiliated with MSD Capital Management (5)	1,518,827	9.6%	—	—	—	—	1,518,827	9.1%
American Century Investment Management, Inc. (6)	815,961	5.2%	—	—	—	—	815,961	4.9%
Directors and Named Executive Officers
B. James Ford (7)	77,808	*	—	—	—	—	77,808	*
Gary Ginsberg (8)	115,164	*	—	—	—	—	115,164	*
Stephen Kaplan (9)	87,808	*	—	—	—	—	87,808	*
David Lebow (10)	89,089	*	—	—	—	—	89,089	*
Steven Price (11)	360,737	*	2,462,796	93.0%	—	—	2,823,533	15.1%
Gary Way (12)	12,381	*	—	—	—	—	12,381	*
Bill Wilson (13)	2,025,048	11.7%	—	—	—	—	2,025,048	11.2%
Stuart Rosenstein (14)	238,181	1.5%	1,275,503	64.6%	—	—	1,513,684	8.4%
Erik Hellum (15)	560,218	3.4%	—	—	—	—	560,218	3.3%
All Directors and Current Executive Officers as a Group (12 persons) (16)	3,846,085	20.7%	4,070,311	98.9%	—	—	7,916,396	34.9%
* Represents less than 1%

(1)    Unless otherwise indicated, the address of each beneficial owner in the table above is c/o Townsquare Media, Inc., One Manhattanville Road, Suite 202, Purchase, New York 10577.

(2)    Each share of Class A common stock entitles its holder to one vote and each share of Class B common stock entitles its holder to 10 votes. Holders of Class B common stock are each entitled to a separate class vote on any amendment of any specific rights of the holders of Class B common stock that does not similarly affect the rights of the holders of Class A common stock. Each holder of Class B common stock is entitled to convert at any time all or any part of such holder’s shares of Class B common stock into an equal number of shares of Class A common stock. However, to the extent that such conversion or transfer would result in the holder or transferee holding more than 4.99% of the Class A common stock following such conversion or transfer, the holder or transferee shall first deliver to the Company an ownership certification for the purpose of enabling the Company (i) to determine that such holder does not have an attributable interest in another entity that would cause the Company to violate applicable FCC rules and regulations and (ii) to seek any necessary approvals from the FCC or the United States Department of Justice. The Company, however, is not required to convert any share of Class B common stock if the Company in good faith determines that such conversion would result in a violation of the Communications Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the rules and regulations promulgated under either such Act. Ownership presented in the Class A column is based on the aggregate beneficial ownership of shares of Class A common stock excluding shares of Class B common stock and shares, which are convertible into shares of Class A common stock at the holders’ option, subject to the conditions above.

(3)    Aggregate beneficial ownership of shares of Class A common stock and Class B common stock. Does not represent voting power.

(4)    This information is based solely on the Schedule 13D/A (Amendment No. 2) filed with the SEC on March 5, 2024. The following joint filers share voting and dispositive power over the shares: (i) Madison Square Garden Entertainment Corp. (“MSGE”), (ii) MSG Entertainment Holdings, LLC, and (iii) MSG National Properties, LLC (“MSG National Properties”). Each of the entities reports shared voting and dispositive power over the 1,708,139 shares beneficially owned. The address for each of these entities is Two Pennsylvania Plaza, New York, New York 10121.

(5)    This information is based on information known to the issuer and on the Schedule 13G/A (Amendment No. 2) filed with the SEC on February 14, 2023 by MSD Capital, L.P. (“MSD Capital”), SOF Investments, L.P. (“SOF Investments”), SOF Investments, L.P. – Private V (“SOF Investments Private V”) and Michael S. Dell reporting the beneficial ownership of shares of Class A common stock as of December 31, 2022, as adjusted to reflect the conversion of shares of Class C common stock into shares of Class A common stock on March 8, 2024. The securities are owned directly by SOF Investments and SOF Investments Private V. MSD Capital is the general partner of SOF Investments and SOF Investments Private V and may be deemed to beneficially own securities owned by SOF Investments and SOF Investments Private V. MSD Capital Management LLC (“MSD Capital Management”) is the general partner of MSD Capital and may be deemed to beneficially own securities owned by MSD Capital. Each of Gregg R. Lemkau and Marc R. Lisker is a manager of MSD Capital Management and may be deemed to beneficially own securities owned by MSD Capital Management. Michael S. Dell is the controlling member of MSD Capital Management and may be deemed to beneficially own securities owned by MSD Capital Management. Each of Messrs. Lemkau and Lisker disclaims beneficial ownership of such securities except to the extent of any pecuniary interest therein. MSD Capital and Mr. Dell reports shared voting and dispositive power over 1,518,827 shares of Class A common stock. SOF Investments reports shared voting and dispositive power over 175,860 shares of Class A common stock. SOF Investments Private V reports shared voting and dispositive power over 1,342,967 shares of Class A common stock. The address of the principal business office of MSD Capital, SOF Investments, and SOF Investments Private V is One Vanderbilt Avenue, 26th Floor, New York, New York 10017. The address of the principal business office of Mr. Dell is c/o Dell, Inc., One Dell Way, Round Rock, Texas 78682.

(6)    This information is based solely on the Schedule 13G/A (Amendment No. 4) filed with the SEC on February 12, 2024 by American Century Investment Management, Inc. (“ACIM”), American Century Companies, Inc. (“ACC”), American Century Capital Portfolios, Inc. (“ACCP”) and Stowers Institute for Medical Research (“SIMR” and, together with ACIM, ACC and ACCP, the “American Century Reporting Persons”), reporting the beneficial ownership of shares of Class A common stock as of December 31, 2023. The report states that ACIM, ACC and SIMR each have sole voting power over 863,327 shares of Class A common stock and sole dispositive power over 899,644 shares of Class A common stock. The report also states that ACCP has sole voting and sole dispositive power over 670,000 shares of Class A common stock. The address of each of the American Century Reporting Persons is 4500 Main Street, 9th Floor, Kansas City, Missouri 64111.

(7)    Includes 12,381 shares of restricted Class A common stock, which remain subject to vesting restrictions.

(8)    Includes 33,557 shares of Class A common stock that can be acquired upon the exercise of options. Includes 12,381 shares of restricted Class A common stock, which remain subject to vesting restrictions.

(9)    Includes 12,381 shares of restricted Class A common stock, which remain subject to vesting restrictions.

(10)    Includes 7,500 shares of Class A common stock that can be acquired upon the exercise of options. Includes 12,381 shares of restricted Class A common stock, which remain subject to vesting restrictions.

(11)    Includes 110,737 shares of Class A common stock and 440,239 shares of Class B common stock held by The Price 1998 Descendant’s Trust. Mr. Price, as a trustee of the foregoing trust, may be deemed to have beneficial ownership of the shares of Class A common stock and Class B common stock held by the trust. Mr. Price disclaims beneficial ownership of the foregoing shares except to the extent of his pecuniary interest therein. Also includes 1,831,524 shares of Class B common stock and 250,000 shares of Class A common stock that can be acquired upon the exercise of options. If all 2,462,796 shares of Class B common stock beneficially owned by Steven Price were converted to shares of the Company’s Class A common stock, Steven Price would have beneficial ownership of 15.4% of Class A common stock for purposes of the table above.

(12)    Includes 12,381 shares of restricted Class A common stock, which remain subject to vesting restrictions.

(13)    Includes 1,526,588 shares of Class A common stock that can be acquired upon the exercise of options.

(14)    Includes 180,681 shares of Class A common stock and 1,158,290 shares of Class B common stock that can be acquired upon the exercise of options. If all 1,275,503 shares of Class B common stock beneficially owned by Stuart Rosenstein were converted to shares of the Company’s Class A common stock, Stuart Rosenstein would have beneficial ownership of 8.9% of the Company’s Class A common stock for purposes of the table above.

(15)    Includes 462,774 shares of Class A common stock that can be acquired upon the exercise of options.

(16)    Includes 2,717,885 shares of Class A common stock and 3,299,980 shares of Class B common stock that can be acquired upon the exercise of options. If all 4,070,311 shares of Class B common stock beneficially owned by such group were converted to shares of Class A common stock, such group would have beneficial ownership of 35.0% of Class A common stock for purposes of the table above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

The Board has adopted a written policy for approval of transactions by the Audit Committee where the amount involved in the transaction exceeds or is expected to exceed the lesser of $120,000 or one percent of the average total assets at year-end for the last two completed fiscal years between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners or an immediate family member of any of the foregoing, and the party to the transaction has or will have a direct or indirect material interest in such transactions. Other than as listed below, the Company did not engage in any related party transactions required to be reported under Item 404 of Regulation S-K for the fiscal years ended December 31, 2023 and 2022.

Indemnification of Directors and Officers

The Company has entered into indemnification agreements with each of its current and former directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with future directors and executive officers.

Board Observer Rights

In connection with the purchase by The Madison Square Garden Company (“MSG”) of the shares of common stock previously held by GE Capital, the Company granted MSG the right to have one observer attend meetings of the Board and its committees, for so long as MSG and its affiliates collectively own at least 75% of the number of shares of common stock of the Company that MSG and its affiliates held as of the date of MSG’s purchase. The Company also agreed to indemnify MSG’s Board observer to the same extent and in the same manner as the Company indemnifies its non-employee members of the Board.

Share Repurchase

In June 2023, the Company repurchased 1.5 million shares of Class C common stock held by MSG National Properties, LLC, an affiliate of MSG, for $9.70 per share. The purchase price reflected an 8.5% discount from the closing price of the Class A common stock on June 15, 2023. The purchase price of $14.6 million was funded with cash on hand.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2023. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee consists of three members: Mr. Ford (Chair), Mr. Ginsberg and Mr. Lebow. All of the members are independent directors under the NYSE and SEC audit committee requirements. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website at www.townsquaremedia.com/equity-investors/corporate-governance-documents.

In fulfilling its oversight responsibility of appointing and approving (including pre-approving as required by applicable law) the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2023 with the Company’s management and BDO USA, P.C., the Company’s independent registered public accounting firm (“BDO”). The Audit Committee has also discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Submitted by the Members of the Audit Committee

B. James Ford (Chair), Gary Ginsberg and David Lebow

OTHER AUDIT COMMITTEE MATTERS

Principal Accountant Fees and Services

The following table shows the fees accrued or paid to the Company’s independent registered public accounting firm for the years ended December 31, 2023 and December 31, 2022.

BDO USA, P.C.	2023	2022
Audit Fees(1)	$948,553	$756,722
Total Fees	$948,553	$756,722
(1)    Audit fees for BDO relate to professional services rendered in connection with: (a) the audit of the Company’s annual financial statements included in the Annual Report on Form 10-K and the audit of the effectiveness of the Company’s internal control over financial reporting; and (b) quarterly reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Pre-Approval Policies and Procedures

It is the Audit Committee’s policy and practice to review and approve in advance all services, audit and non-audit, to be rendered by the Company’s independent registered public accounting firm. In pre-approving such services, the Audit Committee must consider whether the provision of services is consistent with maintaining the independence of the Company’s independent registered public accounting firm. The Audit Committee does not delegate this responsibility (or any other Audit Committee function) to Company management. All services for which the fees listed above were accrued or paid to the Company’s independent registered public accounting firms for the years ended December 31, 2023 and December 31, 2022 were approved in accordance with these pre-approval policies and procedures.

PROPOSALS

Overview of Proposals

This Proxy Statement contains three proposals requiring stockholder action:

•Proposal One relates to the election of three Class I directors to the Board;

•Proposal Two relates to the ratification of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

•Proposal Three relates to the approval of the Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan.

Each proposal is discussed in more detail below.

PROPOSAL ONE - ELECTION OF CLASS I DIRECTORS

Townsquare’s Board consists of seven directors. The Board is divided into three classes, each serving staggered, three-year terms.

The Board has re-nominated B. James Ford, David Lebow, and Gary D. Way to be elected to serve as directors until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until such director’s earlier retirement, resignation or other termination of service. The remaining directors are in Class II (terms expire at the 2025 annual meeting of stockholders) and Class III (terms expire at the 2026 annual meeting of stockholders). Additional information regarding the director nominees and the remaining directors are set forth in “Directors and Corporate Governance” above.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the three nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the reelection of the Board’s three nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Board may designate a substitute nominee and the proxy holders may vote for any nominee designated by the present Board to fill the vacancy. Alternatively, the Board may leave the position vacant or reduce the size of the Board.

The Board unanimously recommends that stockholders vote
FOR the election of B. James Ford, David Lebow, and Gary D. Way.

PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

The Audit Committee has re-appointed BDO to serve as our independent registered public accounting firm for the year ending December 31, 2024. BDO has served as the Company’s independent registered public accounting firm since June 2019.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. As the Audit Committee has responsibility for the appointment of the independent registered public accounting firm, your ratification of the appointment of BDO is not necessary. However, in the event of a negative vote on such ratification, the Audit Committee will reconsider its selection for the current year or future years. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Representatives of BDO are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board unanimously recommends that stockholders vote FOR Proposal Two.

PROPOSAL THREE – APPROVAL OF THE AMENDED AND RESTATED TOWNSQUARE MEDIA, INC.
2014 OMNIBUS INCENTIVE PLAN

Overview

We are asking our stockholders to approve the Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan (the “Incentive Plan”), which, if approved by our stockholders, will supersede and replace the Townsquare Media, Inc. 2014 Omnibus Incentive Plan (the “Prior Plan”) in its entirety; provided, that any shares of common stock issued pursuant to awards granted under the Prior Plan that remain outstanding as of the effective date of the Incentive Plan will be issued from the share reserve of the Incentive Plan.

Upon the recommendation of the Compensation Committee, the Board adopted the Incentive Plan on March 18, 2024, subject to the approval of our stockholders at the Annual Meeting. If the Incentive Plan is approved by our stockholders at the Annual Meeting, the Incentive Plan will become effective on the date of the Annual Meeting, and the Prior Plan will terminate with respect to new awards effective on the date of the Annual Meeting, and from such date, no new awards will be granted under the Prior Plan. If the Incentive Plan is not approved by our stockholders at the Annual Meeting, the Incentive Plan will not become effective, and the Prior Plan will remain in effect until its expiration on July 21, 2024 in accordance with its terms (or, if occurring earlier, its termination), after which date no further awards may be granted under the Prior Plan. Whether or not the Incentive Plan is approved by our stockholders, each award granted under the Prior Plan prior to its expiration (or, if occurring earlier, its termination) will continue to be subject to the terms and provisions applicable to such award under the applicable award agreement and the Prior Plan; provided, that if the Incentive Plan is approved by our stockholders, any shares of common stock issued pursuant to awards granted under the Prior Plan that remain outstanding as of the effective date of the Incentive Plan will be issued from the share reserve of the Incentive Plan.

No additional shares of common stock will be newly authorized for issuance under the Incentive Plan. If the Incentive Plan is approved by our stockholders, the aggregate number of shares of common stock that may be issued under the Incentive Plan will not exceed (a) 27,000,000 shares of common stock, less (b) the aggregate number of shares of common stock that have been issued pursuant to awards outstanding under the Prior Plan as of the effective date of the Incentive Plan, subject to adjustment in accordance with the terms of the Incentive Plan. For information regarding the number of shares of common stock remaining available for issuance under the Prior Plan and the number of shares of common stock that have already been issued under the Prior Plan, please see the “Background and Purpose” section below.

The market price per share of the securities underlying the shares as of March 12, 2024 (the “Record Date”) was $10.44. For additional information regarding equity-based awards previously granted under the Prior Plan, please see Note 11 to our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2023.

Background and Purpose

On July 21, 2014, in connection with the Company’s initial public offering, the Board adopted the Prior Plan. On January 25, 2021, the Board authorized an amendment to the Prior Plan to increase the number of shares of common stock reserved for issuance under the Prior Plan. Stockholders representing a majority of the voting power of the Company approved this amendment by written consent on January 27, 2021.

Because the term of the Prior Plan will expire in July 2024, the Board adopted the Incentive Plan on March 18, 2024, subject to the approval of our stockholders at the Annual Meeting. The Prior Plan is currently the only existing equity incentive plan of the Company.

The purpose of the Incentive Plan is solely to extend the term of the Company’s only existing equity incentive plan for an additional ten years, through May 9, 2034. Importantly, the Incentive Plan does not increase the number of shares of common stock reserved for issuance.

As of the Record Date there were:

•11,637,461 shares of common stock remaining available for issuance under the Prior Plan;
•11,050,263 shares of common stock subject to outstanding stock options granted under the Prior Plan, with a weighted-average exercise price of $7.76 and a weighted-average remaining term of 4.7 years; and
•917,095 shares of common stock subject to outstanding awards of restricted stock granted under the Prior Plan.

The Compensation Committee and the Board believe that our success is highly dependent on our ability to attract, retain and reward highly qualified employees, consultants and non-employee directors, and that by offering them the opportunity to receive equity-based awards, we will enhance our ability to attract and retain such individuals. Without an extension to the term of the Company’s only existing equity incentive plan, we will not be able to award equity-based compensation to our current and future employees, consultants and non-employee directors. Accordingly, we are recommending that the Company’s stockholders approve the Incentive Plan.

In its determination to approve the Incentive Plan, the Compensation Committee and the Board considered the historical award levels and the number of shares of common stock remaining available for future awards under the Prior Plan. The Company experienced high burn rate in 2023 due in part to the fact that the Company made equity compensation grants in respect of 2024 on December 28, 2023. However, as the following table indicates, our three-year unadjusted burn rate was 9.86% during fiscal years 2021 through 2023, which is moderate and in line with other companies in our industry.

Fiscal Year	Total Awards Granted	Weighted Average Common Shares Outstanding	Unadjusted Burn Rate
2021	56,428	16,836,000	0.34%
2022	1,462,308	16,991,000	8.61%
2023	3,456,894	16,761,000	20.62%
	Three-Year Average Unadjusted Burn Rate		9.86%

If the Incentive Plan is approved by our stockholders and we continue making awards consistent with our practices over the past three fiscal years, we estimate that the shares available for issuance under the Incentive Plan will be sufficient for all future awards granted thereunder through 2026.

The Incentive Plan reflects our compensation philosophy and includes several features designed to protect the interests of our stockholders, including, but not limited to:

•Purpose. The Incentive Plan is designed to promote the interests of the Company and its stockholders by giving us a competitive advantage in attracting, retaining and motivating employees, consultants and non-employee directors capable of assuring our future success, to offer such individuals incentives that are directly linked to the profitability of our business and increases in stockholder value, and to afford such individuals an opportunity to acquire a proprietary interest in the Company.

•Stockholder alignment. The Incentive Plan allows us to offer incentives to our employees, consultants and non-employee directors that are directly linked to the longer-term profitability of our business and increases in stockholder value.

•Limitation on terms of stock options and stock appreciation rights. The maximum term of each non-qualified stock option and stock appreciation right granted under the Incentive Plan is ten years.

•No repricing of discounted stock options. The Incentive Plan provides that an outstanding stock option granted thereunder may not be modified to reduce the exercise price thereof nor may a new stock option at a lower price be substituted for a surrendered stock option (other than adjustments or substitutions in accordance with certain corporate transactions), unless such action is approved by the stockholders of the Company.

•Clawback. Awards granted under the Incentive Plan are subject to recoupment in accordance with the Company’s clawback policy.

•No Automatic Change-in-Control Vesting. The Incentive Plan does not provide for automatic vesting upon a change in control of the Company.

Summary of the Material Terms of the Incentive Plan

The following is a summary of the material terms of the Incentive Plan, and is qualified in its entirety by reference to the Incentive Plan included as Appendix A to this proxy statement, which is incorporated by reference into this Proposal Three.

Purpose

The purpose of the Incentive Plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their personal responsibilities.

Awards

The Incentive Plan provides for awards of stock options, stock appreciation rights, restricted stock, other stock-based awards and other cash-based awards. Directors, officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the Incentive Plan.

Administration

The Incentive Plan is administered by our Compensation Committee. Among the Compensation Committee’s powers are to determine the form, amount and other terms and conditions of awards; clarify, construe or resolve any ambiguity in any provision of the Incentive Plan or any award agreement; amend the terms of outstanding awards; and adopt such rules, forms, instruments and guidelines for administering the Incentive Plan as it deems necessary or proper. The Compensation Committee has the authority to administer and interpret the Incentive Plan, to grant discretionary awards under the Incentive Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award, to make all other determinations in connection with the Incentive Plan and the awards thereunder as the Compensation Committee deems necessary or desirable and to delegate authority under the Incentive Plan to our executive officers.

Available Shares

No additional shares of common stock will be newly authorized for issuance under the Incentive Plan. If the Incentive Plan is approved by our stockholders, the aggregate number of shares of common stock that may be issued under the Incentive Plan will not exceed (a) 27,000,000 shares of common stock, less (b) the aggregate number of shares of common stock that have been issued pursuant to awards outstanding under the Prior Plan as of the Effective Date (as defined below) (each, a “Prior Plan Award”), subject to adjustment in accordance with the terms of the Incentive Plan. The shares of common stock that will be available for issuance under the Incentive Plan may be, in whole or in part, either authorized and unissued shares of our common stock or shares of common stock held in or acquired for our treasury.

Upon settlement of an award of stock appreciation rights granted under the Incentive Plan that is settled in shares of common stock (or any similar Prior Plan Award), only the number of shares of common stock delivered to the participant will reduce the share reserve of the Incentive Plan. If any option, stock appreciation right or other stock-based award granted under the Incentive Plan (or any similar Prior Plan Award) expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of common stock underlying any such unexercised award (or Prior Plan Award, as applicable) will again be available for issuance under the Incentive Plan. If any shares of restricted stock or other stock-based award denominated in shares of common stock awarded under the Incentive Plan (or any similar Prior Plan Award) are forfeited for any reason, the number of forfeited shares of any such award (or Prior Plan Award, as applicable) will again be available for issuance under the Incentive Plan. Any award granted under the Incentive Plan (or any Prior Plan Award) settled in cash or withheld to satisfy tax liabilities will not reduce the share reserve of the Incentive Plan.

Eligibility for Participation

Members of our Board, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates are eligible to receive awards under the Incentive Plan. As of March 12, 2024, the Company and its affiliates had 2,158 employees and seven directors who would be eligible to participate in the Incentive Plan.

Award Agreement

Awards granted under the Incentive Plan will be evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions and/or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant’s employment, as determined by the Compensation Committee.

Stock Options

The Compensation Committee will be able to grant nonqualified stock options to eligible individuals and incentive stock options only to eligible employees. The Compensation Committee will determine the number of shares of our common stock subject to each option, the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a ten percent stockholder, the exercise price, the vesting schedule, if any, and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at grant and the exercisability of such options may be accelerated by the Compensation Committee.

Stock Appreciation Rights

The Compensation Committee will be able to grant stock appreciation rights, which we refer to as SARs, either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable, which we refer to as a Tandem SAR, or independent of a stock option, which we refer to as a Non-Tandem SAR. A SAR is a right to receive a payment in shares of our common stock or cash, as determined by the Compensation Committee, equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of our common stock on the date of grant in the case of a Non-Tandem SAR. The Compensation Committee will also be able to grant limited SARs, either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control, as defined in the Incentive Plan, or such other event as the Compensation Committee may designate at the time of grant or thereafter.

Restricted Stock

The Compensation Committee will be able to award shares of restricted stock. Except as otherwise provided by the Compensation Committee upon the award of restricted stock, the recipient will generally have the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Compensation Committee will be able to determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock will be required to enter into a restricted stock agreement with us that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Compensation Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding, or adjusting for, changes in accounting methods, corporate transactions, including, without limitation, dispositions and acquisitions, and other similar events or circumstances. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Incentive Plan and are discussed in general below.

Other Stock-Based Awards

The Compensation Committee will be able to, subject to limitations under applicable law, make a grant of such other stock-based awards, including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock and deferred stock units under the Incentive Plan that are payable in cash or denominated or payable in or valued by shares of our common stock or factors that influence the value of such shares. The Compensation Committee will be able to determine the terms and conditions of any such other awards. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Incentive Plan and discussed in general below.

Other Cash-Based Awards

The Compensation Committee will be able to grant awards payable in cash. Cash-based awards will be in such form, and dependent on such conditions, as the Compensation Committee will determine, including, without limitation, being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions. If a cash-based award is subject to vesting conditions, the Compensation Committee will be able to accelerate the vesting of such award in its discretion.

Performance Awards

The Compensation Committee will be able to grant a performance award to a participant payable upon the attainment of specific performance goals. If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock, based on the then current fair market value of such shares, as determined by the Compensation Committee. Based on service, performance and/or other factors or criteria, the Compensation Committee will be able to, at or after grant, accelerate the vesting of all or any part of any performance award.

Performance Goals

Awards of stock options, restricted stock, performance awards, and other stock-based awards may be granted, vest and be paid based on attainment of specified performance goals established by the Compensation Committee. These performance goals may be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following measures selected by the committee: (1) income per share; (2) operating income; (3) gross income; (4) net income, before or after taxes; (5) cash flow; (6) gross profit; (7) gross profit return on investment; (8) gross margin return on investment; (9) gross margin; (10) operating margin; (11) working capital; (12) income before interest and taxes; (13) income before interest, tax, depreciation and amortization; (14) return on equity; (15) return on assets; (16) return on capital; (17) return on invested capital; (18) net revenue; (19) gross revenue; (20) revenue growth; (21) annual recurring revenue; (22) recurring revenue; (23) license revenue; (24) sales or market share; (25) total stockholder return; (26) economic value added; (27) specified objectives with regard to limiting the level of increase in all or a portion of our bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and other offsets and adjustments as may be established by the Compensation Committee; (28) the fair market value of a share of our common stock; (29) the growth in the value of an investment in our common stock assuming the reinvestment of dividends; or (30) reduction in operating expenses.

To the extent permitted by law, the Compensation Committee will also be able to exclude the impact of an event or occurrence which the Compensation Committee determines should be appropriately excluded, such as (1) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; (2) an event either not directly related to our operations or not within the reasonable control of management; or (3) a change in accounting standards required by generally accepted accounting principles.

Performance goals may also be based on an individual participant’s performance goals, as determined by the Compensation Committee.

In addition, all performance goals may be based upon the attainment of specified levels of our performance, or the performance of a subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. The Compensation Committee will be able to designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control

In the event of a “change in control” (as defined in the Incentive Plan), a participant’s unvested awards will not vest automatically, and will be treated in accordance with one or more of the following methods as determined by the Compensation Committee: (1) assumed and continued or substituted in accordance with applicable law; (2) purchased by us for an amount equal to the excess of the price of a share of our common stock paid in a change in control over the exercise price of the awards; or (3) cancelled if the price of a share of our common stock paid in a change in control is less than the exercise price of the award. The Compensation Committee will also be able to provide for accelerated vesting or lapse of restrictions of an award at any time.

Stockholder Rights

Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock, a participant will have no rights as a stockholder with respect to shares of our common stock covered by any award until the participant becomes the record holder of such shares.

Amendment and Termination

Notwithstanding any other provision of the Incentive Plan, our Board may at any time amend any or all of the provisions of the Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise, subject to stockholder approval in certain instances; provided, however, that, unless otherwise required by law or specifically provided in the Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.

Transferability

Awards granted under the Incentive Plan generally are nontransferable, other than by will or the laws of descent and distribution, except that the Compensation Committee is able to provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Recoupment of Awards

The Incentive Plan provides that awards granted under the Incentive Plan are subject to any recoupment policy that we may have in place or any obligation that we may have regarding the clawback of “incentive-based compensation” under the Exchange Act or under any applicable rules and regulations promulgated by the SEC.

Effective Date; Term

The Incentive Plan will be effective on May 9, 2024 (the “Effective Date”), subject to approval by the Company’s stockholders on such date. No awards may be granted under the Incentive Plan prior to such stockholder approval.

The Incentive Plan will terminate on the tenth anniversary of the Effective Date. Any award outstanding under the Incentive Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the Incentive Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options

If an optionee is granted an NSO under the Incentive Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Incentive Stock Options

A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Other Awards

The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the award recipient recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the Incentive Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Incentive Plan and awards granted under the Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Incentive Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE INCENTIVE PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

New Plan Benefits

No awards have been granted or promised under the Incentive Plan. Awards are subject to the discretion of the Compensation Committee and no determination has been made as to the awards that will be granted in the future to specific individuals pursuant to the Incentive Plan. It presently is not possible to determine the benefits or amounts that will be received by or allocated to participants under the Incentive Plan or would have been received by or allocated to participants for the last completed fiscal year if the Incentive Plan then had been in effect because awards under the Incentive Plan will be made at the discretion of the Compensation Committee. Therefore, a New Plan Benefits table is not provided.

Equity Compensation Plan Information

The following table sets forth information regarding the Prior Plan as of December 31, 2023, the Company’s only existing equity incentive plan in effect as of such date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (#)	Weighted-Average Exercise Price of Outstanding Options and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity compensation plans approved by security holders	11,056,324	$7.74	11,814,800
Equity compensation plans not approved by security holders	—	—	—
Total	11,056,324	$7.74	11,814,800

Vote Required for Approval

Approval of this proposal will require the affirmative vote of the majority of the votes cast by shareholders present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the vote.

Recommendation of the Board

The Board recommends that stockholders vote FOR Proposal Three.

GENERAL INFORMATION

Why am I receiving these materials?

Townsquare Media, Inc. has made these materials available to you on the Internet or, upon your request, has delivered these materials by email or mail in connection with the solicitation of proxies by the Board for use at the Annual Meeting. The Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/TSQ2024, on May 9, 2024 at 11:00 a.m., Eastern Daylight Time, and for any postponement(s) or adjournment(s) thereof.

On or about March 26, 2024, the Company intends to mail to its stockholders of record a notice regarding the Internet availability of proxy materials (the “Notice”) containing instructions on how to vote through the Internet and how to access through the Internet this Proxy Statement and the Company’s 2023 annual report to stockholders (the “Annual Report”), which includes the Company’s annual report on Form 10-K for 2023. Beneficial owners will receive a similar voting instruction form from their broker, bank, or other nominee. Please do not mail in the Notice, as it is not intended to serve as a voting instrument.

To attend or participate in the Annual Meeting as a stockholder of record, you will need the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders to expedite your receipt of such materials. Accordingly, the Company is sending the Notice to the Company’s stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed or email set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed or email copy can be found in the Notice, both for the Annual Meeting and on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials. Notwithstanding anything to the contrary, the Company may send certain stockholders of record a full set of proxy materials by paper delivery or email instead of the Notice or in addition to sending the Notice.

What matters will be voted on at the Annual Meeting?

The Company is aware of three matters proposed to be voted on by stockholders of record at the Annual Meeting:

1)    The election to the Board of Class I director nominees, B. James Ford, David Lebow, and Gary D. Way (“Proposal One”).

2)    Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal Two”).

3)    Approval of the Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan (“Proposal Three”).

The Company is not aware of any other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card to vote the shares represented thereby on such other matters in accordance with the Board's recommendation or, if no recommendation is made, in their discretion.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•“FOR” the reelection to the Board of each of the Class I director nominees, B. James Ford, David Lebow, and Gary D. Way, set forth in Proposal One.

•“FOR” Proposal Two, the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

•“FOR” Proposal Three, the approval of the Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to use the Internet to:

•View the Company’s proxy materials for the Annual Meeting; and

•Instruct the Company to send proxy materials to you by email for the Annual Meeting and on an ongoing basis.

The Company’s proxy materials are also available at https://www.proxyvote.com or www.townsquaremedia.com/equity-investors/sec-filings. Website addresses are included in this Proxy Statement for reference only. The information contained on such websites is not incorporated by reference into this Proxy Statement.

Choosing to receive future proxy materials by email will help reduce the impact of the Company’s annual meetings on the environment and the cost to the Company of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

Holders of record of the Company’s Class A common stock and Class B common stock at the close of business on March 12, 2024 (the “Record Date”) are entitled to receive notice of, to attend and to vote at the Annual Meeting as set forth below. As of the Record Date, there were 15,818,046 shares of the Company’s Class A common stock outstanding and 815,296 shares of the Company’s Class B common stock outstanding.

Each share of the Company’s Class A common stock entitles the holder thereof to one vote for each proposal properly submitted for vote at the Annual Meeting. Each share of the Company’s Class B common stock entitles the holder thereof to ten votes for each proposal properly submitted for vote at the Annual Meeting. Holders of shares of the Company’s Class C common stock are not entitled to any voting rights with respect to such shares of the Company’s Class C common stock at the Annual Meeting. The holders of the Company’s Class A common stock and Class B common stock vote together on each proposal as a single class.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

If, as of the Record Date, your shares were registered directly in your name with Townsquare’s transfer agent, Equiniti Trust Company, LLC, formerly American Stock Transfer & Trust LLC, then you are a stockholder of record. As a stockholder of record, the proxy materials are being sent to you directly by or on behalf of the Company and, without further action you may attend the Annual Meeting, and you may vote online at the Annual Meeting or vote by proxy (via the Internet, by telephone or by mail). Whether or not you plan to attend the Annual Meeting, the Company urges you to vote in advance of the Annual Meeting to ensure your vote is counted.

If, as of the Record Date, your shares were held in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record. As a beneficial owner, you may direct your broker or other agent how to vote the shares in your account or vote online at the Annual Meeting using the 16-digit control number included on your voting instruction form or otherwise provided by the organization that is the record holder of your shares.

If I am a stockholder of record, how do I vote?

If you are a stockholder of record, you may vote:

•Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice, the proxy card or email notification.

•By Telephone. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by calling the toll-free number found on the proxy card.

•By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

•At the Annual Meeting. You may also vote online at the Annual Meeting. To attend or participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 11:00 a.m. Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Daylight Time, and you should allow ample time for the check-in procedures.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, you may vote:

•Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on your voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•By Telephone. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

•At the Annual Meeting. You may also vote online at the Annual Meeting. Instructions to attend or participate in the Annual Meeting will be included on the voting instruction form provided by your bank, broker or other nominee. You will need the 16-digit control number included on your voting instruction form, or you may need to contact the organization that holds your shares for instructions to obtain a 16-digit control number. You may also be able to gain access to and vote online at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The meeting webcast will begin promptly at 11:00 a.m. Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:30 a.m. Eastern Daylight Time, and you should allow ample time for the check-in procedures.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of a majority in voting power of the shares of capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, are present online or represented by proxy at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, the Company may adjourn or postpone the Annual Meeting to another date to solicit additional proxies.

How are proxies voted?

All shares represented by valid proxies received by the time specified or otherwise prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders, Bill Wilson and Stuart Rosenstein, will vote your shares on all matters presented for vote at the Annual Meeting in the manner recommended by the Board or, if no recommendation is made by the Board, as the proxy holders may determine in their discretion.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Broker non-votes and abstentions will, however, be counted towards determining whether or not a quorum is present.

Which proposals are considered “routine” or “non-routine”?

The ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal Two) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal Two.

The other proposals, the election of three Class I directors (Proposal One) and the approval of the Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan (Proposal Three) are considered non-routine matters under applicable rules. Therefore, there may be broker non-votes on Proposal One and Proposal Three.

How many votes are needed to approve each proposal?

Proposal One: The election of each Class I director will require the affirmative vote of a plurality of the votes cast by the holders of record of capital stock entitled to vote in the election of such directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. You may vote “for” or “withhold” on each of the nominees for election as director. As a result, any shares not voted “for” a particular nominee (including as a result of a “withhold” vote or a broker non-vote as described above) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Notwithstanding that directors will be elected by a plurality of votes cast, if any nominee for director receives a greater number of votes “withheld” than “for” in an uncontested election, such director must promptly tender his or her resignation conditioned on Board acceptance. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept the resignation offer. See “DIRECTORS AND CORPORATE GOVERNANCE – Corporate Governance” for further information.

Proposal Two: The ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 will require the affirmative vote of the holders of a majority in voting power of the shares of capital stock present online or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes against the matter.

Proposal Three: The approval of the Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan will require the affirmative vote of holders of a majority in voting power of the shares of capital stock present online or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes against the matter. Broker non-votes will have no effect on the outcome of the vote.

What does it mean if I receive more than one Notice, proxy card, voting instruction form or email notification?
If you receive more than one Notice, proxy card, voting instruction form or email notification, your shares are registered in more than one name or are registered in different accounts with banks, brokers, other nominees or our transfer agent. Please take action with respect to each Notice, proxy card, voting instruction form and email notification, to ensure that all of your shares are voted.

Can I change my vote?

You may generally revoke your proxy and change your vote generally at any time before the taking of the vote at the Annual Meeting.

Stockholders of Record. No later than 11:59 p.m., Eastern Daylight Time, on the day before the Annual Meeting, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date so long as it is received by May 8, 2024 by 11:59 p.m., Eastern Daylight Time, or by virtually attending the Annual Meeting and voting online. Only the latest validly executed proxy that you submit will be counted. However, your virtual attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote online at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Secretary at Townsquare Media, Inc., One Manhattanville Road, Suite 202, Purchase, New York 10577 prior to the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank, or other nominee on a timely basis according to materials provided by such person. You may also change your vote by voting online at the Annual Meeting as described above.

Who pays for the expenses of solicitation?

Townsquare’s Board is soliciting your proxy on behalf of the Company. The Company pays for the costs of the distribution of the proxy materials, solicitation of proxies and hosting the virtual meeting. As part of this process, the Company reimburses brokerage houses and other custodians, nominees and fiduciaries for their expenses for forwarding proxy and solicitation materials to its stockholders. Townsquare’s directors, officers and employees may also solicit proxies on its behalf in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

Who will serve as the inspector of election?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as the inspector of election.

Who counts the votes?

The Company has engaged Broadridge as its independent agent to tabulate stockholder votes.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. Final voting results are expected to be published on a Current Report on Form 8-K to be filed by the Company within four business days after the Annual Meeting.

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at One Manhattanville Road, Suite 202, Purchase, New York 10577 and the Company’s main telephone number is (203) 861-0900.

Whom may I contact with questions?

If you have any questions or require any assistance with voting your shares, please contact Broadridge at 1-800-579-1639.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2025 annual meeting of stockholders?

To be considered for inclusion in the Company’s proxy statement and proxy card for the 2025 annual meeting, written notice of any proposal that a stockholder intends to present at the 2025 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Company’s Secretary by mail at One Manhattanville Road, Suite 202, Purchase, New York 10577 and must be received no later than November 26, 2024. To be eligible to be included in the Company’s proxy statement, all proposals must comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a stockholder of record. Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement.

Our bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors before an annual meeting of stockholders or to bring proposals before an annual meeting other than pursuant to Rule 14a-8 under the Exchange Act. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company’s Secretary regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in our bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b). To be timely, a stockholder who intends to present nominations or a proposal at the 2025 annual meeting other than pursuant to Rule 14a-8 under the Exchange Act must provide the information set forth in our bylaws to the Company’s Secretary no earlier than close of business on January 9, 2025 and no later than close of business on February 8, 2025. However, if we hold the 2024 annual meeting more than 30 days before, or more than 70 days after, the anniversary of the 2024 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2025 annual meeting date, and not later than close of business on (i) the 90th day prior to the 2025 annual meeting date or (ii) the tenth day after public disclosure of the 2025 annual meeting date, whichever is later.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Multiple Stockholders Sharing the Same Address

As permitted by SEC rules and referred to as “householding”, to the extent paper delivery is requested, the Company will deliver only a single set of the Annual Report, this Proxy Statement and other proxy materials to multiple stockholders sharing the same address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will, upon written or oral request, promptly deliver a separate set of the Annual Report, this Proxy Statement and other proxy materials, to a stockholder at a shared address to which a single copy was delivered. Stockholders of record wishing to receive a separate set of the proxy materials now or in the future, or stockholders of record sharing an address wishing to receive a single copy in the future, may contact Townsquare Media, Inc., at One Manhattanville Road, Suite 202, Purchase, New York 10577, telephone: (203) 861-0900.

Additional Resources

Corporate Governance

https://www.townsquaremedia.com/equity-investors/corporate-governance-board-of-directors

•Committee Charters
•Code of Business Conduct and Ethics
•Corporate Governance Guidelines

Investor Relations

•Investor Relations - https://www.townsquaremedia.com/equity-investors
•Press Releases - https://www.townsquaremedia.com/equity-investors/press-releases

Annual Meeting Documents and other SEC Filings

https://www.townsquaremedia.com/equity-investors/sec-filings

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with the Board’s recommendations or, if no recommendation is made, their discretion.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who beneficially own more than 10% of a registered class of our equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in our equity securities and any changes thereto. Based on our review of the insiders’ forms filed with the SEC during 2023 and representations made by the directors and executive officers, transactions involving a grant of options for participants in the 2021 ESPP to purchase Class A Common Stock were filed late on a Form 4 by each of Mr. Worshek, Ms. Yenicay, and Mr. Schatz.

Dated: March 26, 2024

BY ORDER OF THE BOARD OF DIRECTORS,

Steven Price
Executive Chairman of the Board of Directors

Appendix A

AMENDED AND RESTATED
TOWNSQUARE MEDIA, INC.
2014 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE
The purpose of this Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.
As of the Effective Date, the Plan shall supersede and replace the Prior Plan in its entirety. Awards may not be granted under the Prior Plan on or following the Effective Date. Awards granted under the Prior Plan prior to the Effective Date will remain subject to the terms and conditions set forth in the Prior Plan; provided, that any shares of Common Stock issued pursuant to Prior Plan Awards shall be issued from the Share Reserve of the Plan, as set forth in Section 4.1 below.
ARTICLE II
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1“Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.2“Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.
2.3“Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.
2.4“Board” means the Board of Directors of the Company.
2.5“Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or

Appendix A
incapacity, repeated or material violation of any employment policy, violation or breach of any confidentiality agreement, work product agreement or other agreement between the Participant and the Company, or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.6“Change in Control” has the meaning set forth in 11.2.
2.7“Change in Control Price” has the meaning set forth in Section 11.1.
2.8“Class A Common Stock” means the Class A common stock, $0.01 par value per share, of the Company.
2.9“Class B Common Stock” means the Class A common stock, $0.01 par value per share, of the Company.
2.10“Class C Common Stock” means the Class A common stock, $0.01 par value per share, of the Company.
2.11“Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.
2.12“Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.
2.13“Common Stock” means, collectively, the Class A Common Stock, the Class B Common Stock, and the Class C Common Stock.
2.14“Company” means Townsquare Media, Inc., a Delaware corporation, and its successors by operation of law.
2.15“Consultant” means any natural person who is an advisor or consultant to the Company or its Affiliates.
2.16“Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.17“Effective Date” means the effective date of the Plan as defined in Article XV.
2.18“Eligible Employees” means each employee of the Company or an Affiliate.
2.19“Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

Appendix A
2.20“Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.21“Fair Market Value” means, for purposes of the Plan, unless otherwise provided in an Award Agreement or required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.22“Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.
2.23“Good Reason” means, with respect to a Participant’s Termination of Employment: (a) in the case where there is no employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “good reason” (or words or a concept of like import)), a voluntary termination due to good reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (b) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award.
2.24“Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.25“Lead Underwriter” has the meaning set forth in Section 14.20.
2.26“Lock-Up Period” has the meaning set forth in Section 14.20.
2.27“Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.
2.28“Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.
2.29“Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
2.30“Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.31“Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

Appendix A
2.32“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.33“Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.
2.34“Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.
2.35“Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable, which may be based on one or more of the performance goals set forth in Exhibit A hereto.
2.36“Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.37“Plan” means this Amended and Restated Townsquare Media, Inc. 2014 Omnibus Incentive Plan, as amended from time to time.
2.38“Prior Plan” means the Townsquare Media, Inc. 2014 Omnibus Incentive Plan, as amended from time to time.
2.39“Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.
2.40“Proceeding” has the meaning set forth in Section 14.9.
2.41“Reference Stock Option” has the meaning set forth in Section 7.1.
2.42“Registration Date” means the date on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.
2.43“Reorganization” has the meaning set forth in Section 4.2(b)(ii).
2.44“Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.
2.45“Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.46“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.47“Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.48“Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.49“Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

2.50“Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.

2.51“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.52“Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock

Appendix A
covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.53“Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.54“Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.55“Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant become; an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

2.56“Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.57“Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.
2.58“Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.
2.59“Transition Period” means the period beginning with the Registration Date and ending as of the earlier of: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Registration Date occurs; and (ii) the expiration of the “reliance period” under Treasury Regulation Section 1.162- 27(f)(2).
ARTICLE III
ADMINISTRATION
3.1The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a)

Appendix A
a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:
(a)    to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
(b)    to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(c)    to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)    to determine the amount of cash to be covered by each Award granted hereunder; to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(f)    to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g)    to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(i)    to modify, extend or renew an Award, subject to Article XII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(j)    solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

3.3        Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose

Appendix A
and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4        Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5        Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6        Designation of Consultants/Liability.
(a)    The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.
(b)    The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
3.7        Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

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ARTICLE IV
SHARE LIMITATION
4.1Shares. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed (a) 27,000,000 shares of Common Stock, less (b) the aggregate number of shares of Common Stock that have been issued pursuant to Prior Plan Awards as of the Effective Date (subject to any increase or decrease pursuant to Section 4.2) (the “Share Reserve”), which shares of Common Stock may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be equal to the Share Reserve. With respect to an Award of Stock Appreciation Rights granted under the Plan that is settled in Common Stock (or any similar Prior Plan Award), upon settlement, only the number of shares of Common Stock delivered to a Participant (based on the difference between the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date such Stock Appreciation Right is exercised and the exercise price of each Stock Appreciation Right on the date such Stock Appreciation Right was awarded) shall reduce the shares of Common Stock available for issuance under the Plan. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan (or any similar Prior Plan Award) expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any such unexercised Award (or unexercised Prior Plan Award, as applicable) shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant (or any similar Prior Plan Award) are forfeited for any reason, the number of forfeited shares of any such Award (or Prior Plan Award, as applicable) shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option under the Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan (or any Prior Plan Award) settled in cash or withheld to satisfy tax liabilities shall not reduce the shares of Common Stock available for issuance under the Plan. The maximum grant date fair value of any Award granted to any non-employee director during any calendar year shall not exceed $500,000.
4.2Changes.
(a)    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
(b)    Subject to the provisions of Section 11.1:
(i) If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(ii)    Excepting transactions covered by Section 4.2(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s

Appendix A
assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the provisions of Section 11.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iii) If there shall occur any change in the capital structure of the Company other than those covered by Section 4.2(b)(i) or 4.2(b)(ii), including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee may adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iv) Any such adjustment determined by the Committee pursuant to this Section 4.2(b) shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.2(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.2.
(v) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or this Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
4.3        Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.
ARTICLE V
ELIGIBILITY
5.1General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.2Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.3General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.

Appendix A
ARTICLE VI
STOCK OPTIONS
6.1Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
6.2Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
6.3Incentive Stock Options. The grant of an Incentive Stock Option shall not limit or restrict the powers and authority of the Committee or the Company, even if the exercise of any such powers or authority would disqualify such Incentive Stock Option under Section 422.
6.4Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a)    Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.
(b)    Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.
(c)    Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, with the consent of the Committee, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

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(e)    Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.
(f)    Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death but in no event beyond the expiration of the stated term of such Stock Options.
(g)    Involuntary Termination Without Cause or for Good Reason . Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause or by the Participant with Good Reason, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(h)    Voluntary Resignation. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(i)    Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.
(j)    Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
(k)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as

Appendix A
Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(l)    Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
(m)    Deferred Delivery of Common Stock. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.
(n)    Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
(o)    Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise th' Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
7.2Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

Appendix A
(a)    Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)    Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(c)    Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).
(d)    Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.
(e)    Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
(f)    Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.
(g)    Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.
7.3Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.
7.4Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
(a)    Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)    Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

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(c)    Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(e)    Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.
(f)    Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).
(g)    Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.
7.5Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.
7.6Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
ARTICLE VIII
RESTRICTED STOCK
8.1Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the

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time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion.
8.2Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)    Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)    Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)    Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Amended and Restated Townsquare Media, Inc. (the “Company”) 2014 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated [__]. Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)    Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.
8.3Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(a)    Restriction Period.
    (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service,

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attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(ii) If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
(b)    Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(c)    Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(d)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.
ARTICLE IX
PERFORMANCE AWARDS
9.1Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.
9.2Terms and Conditions. Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:
(a)    Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.
(b)    Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

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(c)    Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.
(d)    Payment. Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.
(e)    Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.
(f)    Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.
ARTICLE X
OTHER STOCK-BASED AND CASH-BASED AWARDS
10.1        Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.
10.2        Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:
(a)    Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)    Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.

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(c)    Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.
(d)    Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.
10.3    Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE XI
CHANGE IN CONTROL PROVISIONS
11.1    Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall not vest automatically and a Participant’s Awards shall be treated in accordance with one or more of the following methods as determined by the Committee:
(a)    Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).
(b)    The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes hereof, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.
(c)    The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

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(d)    Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
11.2    Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:
(a)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, Oaktree Capital Management, L.P., or their affiliates, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, other than pursuant to Business Transaction (defined below) that does not constitute a “Change in Control” thereunder;
(b)    during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
(c)    a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company (a “Business Transaction”) with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or its successor (or the ultimate parent company of the Company or its successor) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or
(d)    a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale (or to an entity controlled by such person or persons).
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

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11.3    Initial Public Offering not a Change in Control. Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.
ARTICLE XII
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vi) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in Exhibit A hereto; or (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE XIII
UNFUNDED STATUS OF PLAN
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XIV
GENERAL PROVISIONS
14.1        Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then

Appendix A
quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
14.2        Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
14.3        No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.
14.4        Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
14.5        No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
14.6        Listing and Other Conditions.
(a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)    Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

Appendix A
(d)    A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
14.7        Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver t stockholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).
14.8        Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
14.9        Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeal; from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
14.10    Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
14.11    Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
14.12    Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

Appendix A
14.13    No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
14.14    Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
14.15    Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
14.16    Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
14.17    Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
14.18    Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
14.19    Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
14.20    Lock-Up Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any

Appendix A
securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.
14.21    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
14.22    Post-Transition Period. Following the Transition Period, any Award granted under the Plan that is intended to be “performance-based compensation” under Section 162(m) of the Code, shall be subject to the approval of the material terms of the Plan by a majority of the stockholders of the Company in accordance with Section 162(m) of the Code and the treasury regulations promulgated thereunder.
14.23    Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
ARTICLE XV
EFFECTIVE DATE OF PLAN
The Plan shall become effective on May 9, 2024 (the “Effective Date”), subject to approval of the Plan by the stockholders of the Company on such date in accordance with the requirements of the laws of the State of Delaware. If the Plan is not approved by Company’s stockholders in accordance with the foregoing, the Plan will not become effective and no Awards will be granted under the Plan and the Prior Plan will continue in full force and effect in accordance with its terms.
ARTICLE XVI
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.
ARTICLE XVII
NAME OF PLAN
The Plan shall be known as the “Amended and Restated Townsquare Media Inc. 2014 Omnibus Incentive Plan.”

Appendix A
EXHIBIT A
PERFORMANCE GOALS
Performance goals established for purposes of Awards intended to be Performance Awards under Article IX of the Plan may be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:
•earnings per share;
•operating income;
•gross income;
•net income (before or after taxes);
•cash flow;
•gross profit;
•gross profit return on investment;
•gross margin return on investment;
•gross margin;
•operating margin;
•working capital;
•earnings before interest and taxes;
•earnings before interest, tax, depreciation and amortization;
•return on equity;
•return on assets;
•return on capital;
•return on invested capital;
•net revenues;
•gross revenues;
•revenue growth;
•annual recurring revenues;
•recurring revenues;
•license revenues;
•sales or market share;
•total shareholder return;
•economic value added;
•specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;
•the fair market value of a share of Common Stock;
•the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; or
•reduction in operating expenses.

The Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a)    restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b)    an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c)    a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other corporations.

SCAN TO
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41156-P05200 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOWNSQUARE MEDIA, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR BELOW. ALL DIRECTOR NOMINEES IN PROPOSAL 1:

	For All	Withhold All	For All Except
1. Election of Class I Directors - nominees to serve a three-year term:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) B. James Ford
02) David Lebow
03) Gary D. Way

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement, Notice and Annual Report are available at www.proxyvote.com.

V41157-P05200

TOWNSQUARE MEDIA, INC.
2024 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TOWNSQUARE MEDIA, INC.

The undersigned appoints Bill Wilson and Stuart Rosenstein as proxies, each with full power of substitution, to vote all shares of Class A common stock and Class B common stock of Townsquare Media, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 2024 Annual Meeting of Stockholders of the Company scheduled to be held on May 9, 2024 at 11:00 a.m. Eastern Daylight Time, virtually via live webcast at www.virtualshareholdermeeting.com/TSQ2024 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the "Annual Meeting").

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Class A common stock and Class B common stock of the Company held by the undersigned, and hereby ratifies and confirms all action that each herein named attorney and proxy, their respective substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND AT THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

Continued and to be signed on reverse side